As filed with the Securities and Exchange Commission on or about April 29, 2014
Registration No. 033-50390 and 811-07076

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

Registration Statement Under The Securities Act of 1933	[X]
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 56	[X]
and/or

Registration Statement Under The Investment Company Act of 1940	[X]
Amendment No. 57	[X]

WILSHIRE MUTUAL FUNDS, INC
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700
Santa Monica, California 90401
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (310) 451-3051

(Name and Address of Agent for Service) Jason A. Schwarz c/o Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401	Copy to: Cathy G. O’Kelly Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b);
[X]	on May 1, 2014 pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on _____________ pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2);
[ ]	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about each Portfolio’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s investment performance during the last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about each Portfolio and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at http://advisor.wilshire.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

or by calling toll free 1-888-200-6796

You can also review and copy information about each Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

•   For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

•   Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-07076)

WIL-PS-004-0600

Prospectus	WILSHIRE	May 1, 2014
MUTUAL FUNDS, INC.

Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

Wilshire 5000 IndexSM Fund
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

Wilshire International Equity Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

http://advisor.wilshire.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of a Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a Portfolio.

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FUND SUMMARIES

Large Company Growth Portfolio

Investment Objective

The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.36%	0.31%
Total Annual Portfolio Operating Expenses	1.36%	1.06%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$138	$431	$745	$1,635
Institutional Class	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in common stock of companies with larger market capitalizations—generally greater than $10 billion at the time of purchase.

•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

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Cornerstone Capital Management LLC (“Cornerstone”). Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone seeks to invest in companies with strong organic revenue and operating earnings growth, those where net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around the short-term price movement of a company as long as the price change is greater than the change in the long-term fundamentals. Cornerstone tends to trim or sell when the “perception gap” has closed as the opportunity has become appreciated. The strategy will typically hold 35 to 55 securities.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Large Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk-adjusted basis.

Victory Capital Management Inc (“Victory”). Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate, relative valuation has become less favorable or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

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Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Large Company Growth Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

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During the periods shown in the bar chart, the highest return for a quarter was 15.69% (quarter ended 3/31/12) and the lowest return for a quarter was (23.30)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	30.22%	18.36%	6.67%
Return After Taxes on Distributions	27.09%	17.66%	5.98%
Return After Taxes on Distributions and Sale of Shares	18.35%	14.83%	5.33%
Institutional Class
Return Before Taxes	30.60%	18.75%	7.04%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Cornerstone

Thomas G. Kamp, CFA, President, Chief Investment Officer and Portfolio Manager of Cornerstone and Portfolio Manager of the Portfolio. Mr. Kamp has served as Portfolio Manager since June 2010.

Los Angeles Capital
Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

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Victory

Erick F. Maronak, Chief Investment Officer of Victory and Senior Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since December 2007.

Scott R. Kefer, CFA, Senior Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since December 2007.

Jason E. Dahl, CFA, Senior Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since December 2007.

Michael B. Koskuba, Senior Portfolio Manager of the Portfolio. Mr. Koskuba has served as Portfolio Manager since December 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Large Company Value Portfolio

Investment Objective

The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

Fees and Expenses of the Large Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.22%
Total Annual Portfolio Operating Expenses	1.25%	0.97%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$127	$397	$686	$1,511
Institutional Class	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in the common stock companies with larger market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

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Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Large Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 1000 Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk adjusted basis.

Pzena Investment Management, LLC (“Pzena”). Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Systematic Financial Management, L.P. (“Systematic”). Systematic seeks to identify undervalued companies in the early stages of a fundamental improvement confirmed through one or more positive earnings catalysts that may provide superior long‐term capital appreciation. The investment process starts with rigorous quantitative screening to identify stocks exhibiting a combination of discounted valuation and improving fundamentals, which are then carefully scrutinized through fundamental, bottom‐up analysis. While Systematic will buy a stock on “confirmation” of a confirmed catalyst for price appreciation, it will, based upon continuous monitoring of the portfolio, sell a stock when (1) price appreciation causes the company valuation to expand to fair value, (2) other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) analysis leads to an anticipated downward estimate revision or (4) a negative earnings surprise is reported.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

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Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Large Company Value Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

10

During the periods shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended 9/30/09) and the lowest return for a quarter was (22.30)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	36.54%	17.38%	6.44%
Return After Taxes on Distributions	36.22%	17.22%	5.36%
Return After Taxes on Distributions and Sale of Shares	20.94%	14.14%	5.18%
Institutional Class
Return Before Taxes	36.85%	17.64%	6.69%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2013.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since April 2013.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since April 2013.

Pzena

Richard S. Pzena, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Pzena has served as Portfolio Manager since December 2004.

John P. Goetz, Managing Principal and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Goetz has served as Portfolio Manager since December 2004.

Antonio DeSpirito, III, Principal of Pzena and Portfolio Manager of the Portfolio. Mr. DeSpirito has served as Portfolio Manager since December 2004.

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Systematic

D. Kevin McCreesh, Managing Partner of Systematic and Portfolio Manager of the Portfolio. Mr. McCreesh has served as Portfolio Manager since September 2007.

Ronald Mushock, Managing Partner of Systematic and Portfolio Manager of the Portfolio. Mr. Mushock has served as Portfolio Manager since September 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Small Company Growth Portfolio

Investment Objective

The Small Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap growth sub-category.

Fees and Expenses of the Small Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.52%	0.35%
Total Annual Portfolio Operating Expenses*	1.62%	1.20%
Less Fee Waiver/Expense Reimbursement	(0.12%)	(0.00%)
Net Annual Fund Operating Expenses	1.50%	1.20%

*
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2015 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$499	$870	$1,912
Institutional Class	$122	$381	$660	$1,455

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.

13

Principal Investment Strategies

•	The Portfolio focuses on the small company growth segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Portfolio places less emphasis on companies with a long history of established growth than the Large Company Growth Portfolio.

•	The Portfolio invests in small-cap companies that may still further develop.

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Small Company Growth Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 2000 Growth Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk adjusted basis.

Ranger Investment Management, L.P (“Ranger”). Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Ranger utilizes a proprietary system to identify companies that violate the firm’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

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Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

The Small Company Growth Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as small-cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

15

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 18.16% (quarter ended 6/30/09) and the lowest return for a quarter was (26.62)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	41.25%	21.33%	8.86%
Return After Taxes on Distributions	40.50%	21.21%	8.12%
Return After Taxes on Distributions and Sale of Shares	23.91%	17.51%	7.14%
Institutional Class
Return Before Taxes	41.58%	21.67%	9.13%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

16

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Ranger

W. Conrad Doenges, Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since September 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

Small Company Value Portfolio

Investment Objective

The Small Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the small-cap value sub-category.

Fees and Expenses of the Small Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.48%	0.35%
Total Annual Portfolio Operating Expenses*	1.58%	1.20%
Less Fee Waiver/Expense Reimbursement	(0.08%)	0.00%
Net Annual Fund Operating Expenses	1.50%	1.20%

*
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2015 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$491	$853	$1,872
Institutional Class	$122	$381	$660	$1,455

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

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Principal Investment Strategies

•	The Portfolio focuses on the small company value segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—which is generally less than $3 billion at the time of purchase.

•
The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

•	The Portfolio invests in small-cap companies that may still further develop.

•	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Small Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above the Portfolio’s benchmark, the Russell 2000 Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates. Alpha is a measure of performance on a risk adjusted basis.

NWQ Investment Management Company, LLC (“NWQ”). NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ’s stock selection process is driven by rigorous bottom-up fundamental research. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

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Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Certain Wilshire funds are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio transaction costs.

The Small Company Value Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as small-cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

20

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 25.22% (quarter ended 9/30/09) and the lowest return for a quarter was (24.52)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	43.79%	18.79%	9.04%
Return After Taxes on Distributions	42.68%	18.49%	7.58%
Return After Taxes on Distributions and Sale of Shares	25.36%	15.30%	7.00%
Institutional Class
Return Before Taxes	44.16%	19.14%	9.40%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	34.52%	17.64%	8.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

21

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

NWQ

Phyllis G. Thomas, CFA, Portfolio Manager of the Portfolio. Ms. Thomas has served as Portfolio Manager since October 2004.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22

Wilshire 5000 IndexSM Fund

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.36%
Total Annual Portfolio Operating Expenses	0.68%	0.46%

Example: This example is intended to help you compare the cost of investing in the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Index Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$69	$218	$379	$847
Institutional Class	$47	$148	$258	$579

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

•	The Index Fund may invest in the common stock of companies of any size, including small-cap companies.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

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The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

24

The Index Fund may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.27% (quarter ended 9/30/09) and the lowest return for a quarter was (22.36%) (quarter ended 12/31/08).

The returns for the Index Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

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Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	32.10%	17.69%	7.17%
Return After Taxes on Distributions	31.72%	17.44%	6.88%
Return After Taxes on Distributions and Sale of Shares	18.48%	14.42%	5.75%
Institutional Class
Return Before Taxes	32.48%	17.93%	7.41%
Wilshire 5000 Index SM (reflects no deduction for fees, expenses or taxes)	33.09%	18.59%	7.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Index Fund are as follows:

Investment Class Shares. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for the Index Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Index Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Index Fund (known as redeeming shares) on any business day by telephone or mail.

26

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Wilshire International Equity Fund

Investment Objective

The Wilshire International Equity Fund (the “International Fund”) seeks capital appreciation.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

	Investment Class	Institutional Class
Maximum Sales Charge (load) imposed on purchases	None	None
Maximum Deferred Sales Charge (load)	None	None
Redemption Fee (as a percentage of amount redeemed) on Shares held for 60 days or less	1.00%	1.00%
Maximum Account Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.50%
Total Annual Fund Operating Expenses*	1.58%	1.50%
Less Fee Waiver/Expense Reimbursement	(0.08%)	(0.25%)
Net Annual Fund Operating Expenses	1.50%	1.25%

*
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the International Fund to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2015 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$491	$853	$1,872
Institutional Class	$127	$450	$795	$1,769

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Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 368% of the average value of its portfolio.

Principal Investment Strategies

The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Fund invests in companies organized outside of the United States. Since the Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund may invest up to 35% of its net assets in emerging market securities, including ETFs. The International Fund may also invest in fixed-income securities of foreign governments and companies.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Thomas White International Ltd. (“Thomas White”) and WCM Investment Management (“WCM”) each manage a portion of the Fund’s portfolio. Thomas White employs a value strategy with respect to its portion of the Fund. WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and show a strong probability for superior future growth.

Principal Risks

You may lose money investing in the International Fund. In addition, investing in the International Fund involves the following principal risks:

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent the International Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk. A principal risk of investing in the International Fund is equity risk. This is the risk that the prices of stocks held by the International Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the International Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the International Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk. ETFs in which the International Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its

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benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk. For equity securities, stock market movements will affect the International Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the International Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk. The investment performance of the International Fund is in part dependent upon a subadviser’s skill in making appropriate investments. To the extent that the International Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the International Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the International Fund’s strategy can lead to substantial differences in the sector or industry allocation of the International Fund relative to the market or index.

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Multi-Managed Fund Risk. The International Fund is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the International Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Certain Wilshire funds are permitted to invest in the International Fund. As a result, the International Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the International Fund’s performance if the International Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the International Fund’s transaction costs.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the International Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the International Fund’s average annual total returns compare to those of a broad measure of market performance. The International Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

On April 2, 2013, the International Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 14.05% (quarter ended 9/30/09) and the lowest return for a quarter was (22.84)% (quarter ended 12/31/08).

The returns for the International Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

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Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	Since Inception (11/16/07)
Investment Class
Return Before Taxes	18.95%	11.76%	1.40%
Return After Taxes on Distributions	18.32%	11.31%	1.05%
Return After Taxes on Distributions and Sale of Shares	11.21%	9.45%	1.11%
Institutional Class
Return Before Taxes	19.10%	12.03%	1.66%
MSCI EAFE Index (reflects no deduction for fees, expenses and taxes)	22.78%	12.44%	0.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Thomas White

Thomas S. White, Jr., Co-Founder, President and Chief Investment Officer of Thomas White and Portfolio Manager of the International Fund. Mr. White has served as Portfolio Manager since April 2013.

Wei Li, Ph.D, CFA, Executive Vice President and Director of Research of Thomas White and Portfolio Manager of the International Fund. Dr. Li has served as Portfolio Manager since April 2013.

Jinwen Zhang, Ph.D, CFA, Executive Vice President and Assistant Director of Research of Thomas White and Portfolio Manager of the International Fund. Dr. Zhang has served as Portfolio Manager since April 2013.

Douglas M. Jackman, CFA, Executive Vice President and Senior Research Officer of Thomas White and Portfolio Manager of the International Fund. Mr. Jackman has served as Portfolio Manager since April 2013.

WCM

Paul R. Black, President and co-CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Michael B. Trigg, Portfolio Manager and Business Analyst of WCM since 2006 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Kurt E. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

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Kurt E. Winrich, CFA, Chairman and co-CEO of WCM since 2004 and Portfolio Manager of WCM’s portion of the Fund since October 2013.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the International Fund are as follows:

Investment Class Shares. The minimum initial investment in the International Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the International Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the International Fund. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the International Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The International Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the International Fund through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS AND RISKS

While the previous pages describe the main points of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio (collectively, the “Style Portfolios”), Index Fund and the International Fund’s strategy and risks, the following pages describe additional details regarding the Portfolios.

Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as subadvisers, and determines the allocation of each Portfolio’s assets among the selected subadvisers through the use of sophisticated models. In its discretion, Wilshire may allocate no assets to a given subadviser. Each subadviser manages a portion of one or more of the Portfolios. Wilshire selects subadvisers to manage the assets of the Portfolios, subject to approval of the Wilshire Mutual Funds, Inc. (the “Company”)’s Board of Directors (the “Board”), based upon a due diligence process that focuses on, but is not limited to, each subadviser’s philosophy and process, people and organization, resources and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the subadvisers. Additionally, the risk profiles of the Portfolios and the subadvisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the subadvisers.

Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmark. Each Style Portfolio owns only securities within these parameters which correspond to that style. The Style Portfolios invest substantially in common stock, but other investments may also include cash equivalents, convertible securities, warrants and ETFs. To maintain a proper style exposure in each Style Portfolio, the subadvisers will change a Style Portfolio’s holdings as companies’ characteristics change. A subadviser will sell stocks that no longer meet the criteria of a particular Style Portfolio. For example, a subadviser may consider a stock to no longer be a value stock if its price advances strongly. Each subadviser seeks to maintain a fully invested position in a Style Portfolio at all times. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the subadvisers managing each Style Portfolio are described in more detail below. No assurance exists that a Style Portfolio will achieve its investment objectives.

Cornerstone

Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company. Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage. Fundamentally, Cornerstone seeks to invest in companies with strong organic revenue and operating earnings growth, those where net income is confirmed by free cash flows, and strong, flexible balance sheets. A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around the short-term price movement of a company as long as the price change is greater than the change in the long-term fundamentals. Cornerstone tends to trim or sell when the “perception gap” has closed as the opportunity has become appreciated. The strategy will typically hold 35 to 55 securities.

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Los Angeles Capital

Los Angeles Capital serves as a subadviser to a portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. In managing its portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, Los Angeles Capital uses Los Angeles Capital’s Dynamic Alpha Stock Selection Model®, a proprietary model, to seek to generate incremental returns above a Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.

Los Angeles Capital builds portfolios that maximize return subject to an acceptable level of risk relative the Portfolio’s benchmark. Security level alphas are generated on a weekly basis and the portfolio is rebalanced through an optimization process to improve the Portfolio’s risk return profile. Using the alphas for each stock, a mean variance optimizer is used to rebalance the Portfolio. In this process, Los Angeles Capital develops a trade list of individual securities that will seek to improve the Portfolio’s return/risk profile relative to the current portfolio. A portfolio is rebalanced to reflect changes in investor preferences as measured by our factor forecasts. If a security no longer has the risk characteristics we believe investors are favoring, Los Angeles Capital will see a need to sell a stock in the Portfolio. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.

Los Angeles Capital does not set price targets or impose valuation constraints. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify a portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. Los Angeles Capital’s portfolios are typically fully invested, with cash holdings generally representing less than 0.5% of the Portfolio’s value.

NWQ

NWQ serves as a subadviser to a portion of the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ’s stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies. Special situation stocks, including American Depository Receipts (“ADRs”), are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40 to 70 securities for its portion of the Small Company Value Portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

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Pzena

Pzena serves as a subadviser to a portion of the Large Company Value Portfolio. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the volatility of Pzena’s portion of the Large Company Value Portfolio compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.

Ranger

Ranger serves as subadviser to a portion of the Small Company Growth Portfolio. Ranger utilizes a disciplined, consistent investment approach to both securities selection and risk management. Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company’s competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, Ranger’s investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by two of its proprietary systems, “Long Manager” and the “Suspect List”, to monitor its portfolios and better understand risk. “Long Manager” is a real-time analytical tool utilized by Ranger’s investment team on a daily basis to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. “Long Manager” also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies securities that violate internal guidelines or are approaching their price targets. The “Suspect List” monitors 23 fundamental and technical characteristics and is used to identify companies that violate the firm’s sell disciplines. Ranger’s continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems in Ranger’s portion of the Small Company Growth Portfolio.

Systematic

Systematic serves as a subadviser to a portion of the Large Company Value Portfolio. Systematic seeks to identify undervalued companies in the early stages of a fundamental improvement confirmed through one or more positive earnings catalysts that may provide superior long‐term capital appreciation. The investment process starts with rigorous quantitative screening to identify stocks exhibiting a combination of discounted valuation and improving fundamentals, which are then carefully scrutinized through fundamental, bottom‐up analysis. While Systematic will buy a stock on “confirmation” of a confirmed catalyst for price appreciation, it will, based upon continuous monitoring of the portfolio, sell a stock when (1) price appreciation causes the company valuation to expand to fair value, (2) other investment opportunities present more attractive prospects from a valuation and expected return basis, (3) analysis leads to an anticipated downward estimate revision or (4) a negative earnings surprise is reported.

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Victory

Victory serves as a subadviser to a portion of the Large Company Growth Portfolio. Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory seeks high-quality companies that have growing earnings, strong financial foundations, market-leadership, and superb management teams. The Victory investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory believes will deliver earnings growth greater than that which the market expects. Victory employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory does not time the market and seeks to remain fully invested at all times.

The Index Fund

The Index Fund provides exposure to the U.S. stock market as a whole by investing at least 80% of its assets in the common stocks of companies included in the Index. The Index Fund may invest in the common stock of companies of any size, including small-cap companies. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ over-the-counter market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Los Angeles Capital serves as the subadviser to the Index Fund. Los Angeles Capital manages the Index Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Index Fund to be over 90% before the deduction of Index Fund expenses. A 100% correlation would indicate that the Index Fund’s performance exactly matches the performance of the Index. The Index Fund’s ability to track the Index’s performance will be affected by factors such as the Index Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of Index Fund shares.

The International Fund

The International Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Since the Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund invests in companies organized outside of the United States. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund may invest up to 35% of its net assets in emerging markets securities, including ETFs. The International Fund may also invest in fixed-income securities of foreign governments and companies.

Currently, Wilshire has retained Thomas White and WCM to manage the International Fund. The basic investment philosophy of each subadviser is described below:

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Thomas White

Based on its research, Thomas White seeks to buy equity securities of companies at a market price that is undervalued. This strategy is intended to produce a portfolio with lower price-to-earnings and price-to-book ratios than other mutual funds. Such portfolio characteristics are typical of what are commonly referred to as “value” funds.

Companies considered attractive typically will have one or more of the following characteristics:

•	The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

•	The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

•	The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

•	The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community’s perceptions improve and the securities approach a market price that Thomas White believes to be fair value.

Thomas White adheres to a long-term investment approach, and it does not attempt to predict short-term changes in the general market. Under normal market conditions, Thomas White intends to invest in companies for holding periods greater than one year so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders’ taxes.

A high exposure to the equity market is normally maintained unless Thomas White is unable to find undervalued securities that meet its criteria. Using this investment management style, Thomas White seeks strong long-term performance, below average return volatility and portfolio resilience in difficult market environments.

The International Fund has no present intention of altering its general policy of being primarily invested in foreign securities under normal conditions. However, in the event of exceptional conditions abroad, the International Fund may temporarily invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from a rising market, thus reducing the International Fund’s ability to achieve its investment objective.

WCM

In investing its portion of the International Fund’s assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy in order to identify those economic sectors and industries that are most likely to benefit. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth. In constructing its portion of the International Fund’s portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each company to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the International Fund, WCM typically plans to hold positions for three to five years.

WCM may sell all or a portion of its portion of the International Fund’s portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the International Fund experiences redemptions of shares.

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Recent Market Events Risk

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

A Portfolio may lend its investment securities in an amount of up to 33 ⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board will make arrangements to vote or consent with respect to a material event affecting a Portfolio’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Portfolios’ complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which must be filed within 60 days of the end of the applicable quarter).

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MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Wilshire is the investment adviser for the Portfolios. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2013, Wilshire's total assets under advisement were $127 billion. Wilshire also provides investment technology products and investment consulting services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Cleo Chang, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, Jonathan Miles, Mannik Dhillon, Nathan Palmer, Ramon Gonzalez, Robert Noe, and Erin Simpson. Cleo Chang is chairman of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2013.

Portfolio	Management fee as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio	0.75%
Large Company Value Portfolio	0.75%
Small Company Growth Portfolio*	0.84%
Small Company Value Portfolio	0.85%
Wilshire 5000 IndexSM Fund	0.10%
Wilshire International Equity Fund**	0.92%

*	The Advisor waived .01% of its management fee pursuant to a contractual agreement to limit expenses during the 2013 fiscal year.

**	The Advisor waived .08% of its management fee pursuant to a contractual agreement to limit expenses during the 2013 fiscal year.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain subadvisers for the Portfolios in certain circumstances without shareholder approval. Under the Agreement, Wilshire may charge annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for the Large Company Growth Portfolio and Large Company Value Portfolio, up to 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for the Small Company Growth Portfolio and Small Company Value Portfolio, 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for the Index Fund and up to 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for the International Fund.

Wilshire has entered into contractual expense limitation agreements to waive a portion of its management fee to limit expenses of the Small Company Growth Portfolio, Small Company Value Portfolio and the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2015. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation. Since July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth Portfolio and Small Company Value Portfolio so that total annual portfolio operating expenses of each Portfolio will not exceed 1.50% of the average daily net assets of the Investment Class. A discussion regarding the basis for the Board’s approval of the Agreements is included in the Company’s annual report to shareholders dated December 31, 2013.

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Wilshire may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Portfolios available on their omnibus platforms a “servicing fee” and other non-cash compensation for performing certain administrative service functions for shareholders. These payments and compensation are in addition to fees paid by the Portfolios. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Portfolio shares.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Portfolio, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Portfolio, any record keeping or sub-transfer agency fees payable by the Portfolio, or other fees described in the fee table or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Portfolio attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Portfolio available to its customers and may allow the Portfolios greater access to the financial institution’s customers.

Investment Subadvisers

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the Investment Company Act of 1940, as amended (the “1940 Act”) requirement to submit to shareholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each Portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Each subadviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2013. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

Cornerstone

Wilshire has entered into a subadvisory agreement with Cornerstone effective June 1, 2010, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Cornerstone is located at 3600 Minnesota Drive, Suite 70, Edina, MN 55435. Andrew S. Wyatt and Thomas G. Kamp own a majority of Cornerstone and are deemed to control it. Mr. Wyatt is Chief Executive Officer and a director of the Adviser. Thomas G. Kamp, CFA, the President, Chief Investment Officer and Portfolio Manager of Cornerstone, is also an owner of Cornerstone. As of December 31, 2013,

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Cornerstone managed approximately $4.792 billion in assets. Mr. Kamp, is the portfolio manager of the Large Company Growth Portfolio. Mr. Kamp joined Cornerstone in February 2006. Previously, he was a Senior Vice President and Portfolio Manager at Alliance Capital Management from 1993-2006. He earned his MBA at Northwestern University and a BSME at Southern Methodist University.

Los Angeles Capital

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, to manage the Wilshire 5000 Index Fund and portions of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2013, Los Angeles Capital managed approximately $16 billion in assets. Thomas D. Stevens, CFA - Chairman and President, Principal; Hal W. Reynolds, CFA - Chief Investment Officer, Principal; and Daniel E. Allen, CFA - Director of Global Equities, Principal, are the senior portfolio managers for the portion of each Portfolio sub-advised by Los Angeles Capital. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective November 13, 2007, as amended from time to time, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067. As of December 31, 2013, NWQ managed approximately $15.1 billion in assets, which includes approximately $1.6 billion in Unified Managed Account assets. Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company. Ms. Thomas provides portfolio management services to NWQ’s Small Cap Value and Small/Mid-Cap Value portfolios on a day-to-day basis.

NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”), maintaining autonomy with regard to personnel, investment philosophy, process, style, and client relationships. Nuveen is a subsidiary of Windy City Investments, Inc., which is a wholly owned subsidiary of Windy City Investments Holdings, LLC (“Windy City Holdings”), a holding company formed by equity investors led by Madison Dearborn Partners, LLC, a private equity firm. Windy City Holdings’ investors include an affiliate of U.S. Bank National Association (“U.S. Bank”). On April 14, 2014, TIAA CREF, a national financial services organization, announced it had entered into an agreement to acquire Nuveen. The transaction is expected to be consummated by the end of 2014.

Pzena

Wilshire entered into a subadvisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. As of December 31, 2013, Pzena managed approximately $25 billion in assets. Pzena’s investment team consists of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at Pzena. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. DeSpirito is a

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Principal and portfolio manager of large cap value at Pzena. Previously, Mr. DeSpirito was one of the portfolio managers of Pzena’s small-cap value service. Prior to joining Pzena in 1996, Mr. DeSpirito was an associate in the Corporate Department at the Boston-based law firm of Ropes & Gray.

Ranger

Wilshire has entered into a subadvisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Ranger is located at 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201. As of December 31, 2013, Ranger managed approximately $2,159,143,174 in assets. W. Conrad Doenges is primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Company Growth Portfolio’s assets. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm’s small-, mid- and smid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Systematic

Wilshire has entered into a subadvisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666. Systematic was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic’s assets under management as of December 31, 2013 were approximately $14 billion.

The team of portfolio managers responsible for the day-to-day management of Systematic’s portion of the Large Company Value Portfolio’s assets is comprised of D. Kevin McCreesh and Ronald Mushock, who are also both Managing Partners of Systematic. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small-cap portfolios. He joined Systematic in 1996. Mr. Mushock is a Managing Partner at Systematic and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

Thomas White

Wilshire entered into a subadvisory agreement with Thomas White, effective April 1, 2013, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Day to day management of Thomas White’s portion of the International Fund is the responsibility of portfolio managers Thomas S. White, Jr., Wei Li, Ph.D, CFA, Jinwen Zhang, Ph.D, CFA, and Douglas M. Jackman, CFA.

Mr. White, President, Chief Investment Officer, and Portfolio Manager, co-founded Thomas White in 1992. He has been managing investments for 48 years and previously served as a Managing Director for Morgan Stanley Asset Management from 1979 to 1992. Mr. White has a BA in Economics from Duke University.

Mr. Li, Executive Vice President and Director of Research, joined Thomas White in 1994. He has been managing investments for 20 years and prior to joining Thomas White was a postdoctoral research assistant at Rensselaer Polytechnic Institute and a postdoctoral fellow at McGill University. Mr. Li has a BS in Mathematics from Nanjing University, a MS in Mathematics from Nanjing Normal University and a Ph.D. in Mathematics from Purdue University.

Ms. Zhang, Executive Vice President and Assistant Director of Research, joined Thomas White in 1999. She has been managing investments for 15 years. Ms. Zhang has a BS in Biochemistry from Beijing University, a MBA in Finance and Accounting from the University of Chicago and a Ph.D. in Biochemistry from Iowa State University.

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Mr. Jackman, Executive Vice President, Portfolio Manager, and Senior Research Officer, joined Thomas White in 1995. He has been managing investments for 23 years and previously worked for Morgan Stanley. Mr. Jackman has an AB in Economics and an MBA from the University of Chicago.

Victory

Wilshire has entered into a subadvisory agreement with Victory, effective February l, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Victory, located at 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Effective July 31, 2013, Victory is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners, through one or more investment vehicles, with employees of Victory owning a substantial minority interest in VCH. Victory provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Harley and sub-advisory clients. Victory offers domestic and international equity and domestic fixed income strategies to investors through a variety of products including mutual funds, separate accounts, and collective trust funds. As of December 31, 2013, Victory had approximately $18.8 billion in assets under management and advisement. An investment committee, comprised of four portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory’s portion of the Large Company Growth Portfolio. The investment committee is led by Erick F. Maronak, and includes Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba.

Erick F. Maronak is a Chief Investment Officer and a Senior Portfolio Manager with Victory Capital Management. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory Large Cap Growth product.

Scott R. Kefer is a Chartered Financial Analyst Charter Holder, and a Senior Portfolio Manager with Victory Capital Management.

Jason E. Dahl is a Chartered Financial Analyst Charter Holder, and a Senior Portfolio Manager with Victory Capital Management.

Michael B. Koskuba is a Senior Portfolio Manager with Victory Capital Management.

WCM

Wilshire entered into a subadvisory agreement with WCM, effective November 1, 2013, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients. WCM had approximately $4 billion in assets under management as of December 31, 2013.

WCM’s portion of the International Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of five investment professionals. Current members of the ISG are Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.

Paul R. Black has 29 years of investment experience. He joined WCM in 1989, and has served as WCM’s President and co-CEO since December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Peter J. Hunkel has 14 years of investment experience. He has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

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Michael B. Trigg has 12 years of investment experience. He has served as a Portfolio Manager and Business Analyst for the Advisor since 2006. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

Kurt R. Winrich, CFA has 28 years of investment experience. He joined WCM in 1984, and has served as WCM’s Chairman and co-CEO December 2004. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class Shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment Class Shares and Institutional Class Shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

•
Investment Class Shares. The minimum initial investment in each Style Portfolio and the International Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.

We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.

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Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796 or by downloading a copy from the Company’s website. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1)        Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and cashier’s checks.

(2)        Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA: 101000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3)        Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

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How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day for most funds without a redemption fee. Effective September 30, 2013, if shares of the International Fund are sold or exchanged within 60 days of their purchase, a redemption fee of 1.00% of the value of the shares sold or exchanged will be assessed. The International Fund will employ the “last in, first out” method to calculate the 60-day holding period. The redemption fee does not apply to (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares held through 401(k) or other retirement plans; (iii) redemptions and exchanges by other funds in the Wilshire Funds Complex (iv) redemptions and exchanges by financial intermediaries for which Wilshire creates portfolio models that include the International Fund; and (iv) investments through certain financial intermediaries.

The redemption fee is retained by the International Fund to help pay transaction and tax costs that long-term investors may bear when the International Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions. International Fund shareholders are subject to this 1.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment adviser. Currently, the International Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fee. Further, if International Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the International Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee.

Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1)        By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

•
Automated Clearing House (ACH) Redemption. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

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(2)        By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc. 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-888-200-6796 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio’s subadvisers believe it would be in the Portfolio’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

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A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the official NASDAQ closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

How to Exchange Portfolio Shares

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Shares will be exchanged at their NAV next determined after the exchange request is received. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1)        By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signature of all owners exactly as registered on the account must be included on written requests.

(2)        By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone transactions on your Account Application.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of a Portfolio whose shares you are acquiring.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with a Portfolio. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and

49

close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gains distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

50

FEDERAL INCOME TAX INFORMATION

A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. Distributions of qualified dividend income (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Portfolio and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio.

A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. Each Portfolio will notify its shareholders each year of the amount and type of dividends and distributions it paid.

When you redeem or exchange shares of a Portfolio, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption or exchange of shares of a Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of shares of a Portfolio) of U.S. individuals, estates and trust to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each Portfolio is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

51

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio’s shares for the past five fiscal years. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm whose report, along with each Portfolio’s financial statements and related notes, is included in the annual report, which is available on request.

Large Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$34.70		$31.54		$32.00	$26.88		$20.12

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.02)		0.07		(0.09)	0.01		0.00
Net realized and unrealized gain/(loss) on investments	10.38		4.24		(0.37)	5.12		6.76
Total from investment operations	10.36		4.31		(0.46)	5.13		6.76

Less distributions:
From net investment income	0.00		(0.07)		0.00	(0.01)		0.00
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(3.46)		(1.08)		0.00	0.00		0.00
Total distributions	(3.46)		(1.15)		0.00	(0.01)		0.00

Net asset value, end of year	$41.60		$34.70		$31.54	$32.00		$26.88

Total return	30.22%		13.72%		(1.44)%	19.10%		33.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$113,495		$100,853		$94,872	$111,904		$116,799
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.36%		1.39%		1.41%	1.42%		1.43%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.36	%3	1.39	%3	1.41%	1.42%		1.43%
Net investment income/(loss)	(0.05)%		0.20%		(0.27)%	0.04%		(0.02)%
Portfolio turnover rate	136%		71%		104%	167%		84%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.36% and 1.39% for 2013 and 2012, respectively.

52

Large Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$35.94		$32.63		$32.99	$27.70		$20.72

Income/(loss) from investment operations:
Net investment income1	0.10		0.18		0.03	0.12		0.08
Net realized and unrealized gain/(loss) on investments	10.77		4.38		(0.39)	5.30		6.98
Total from investment operations	10.87		4.56		(0.36)	5.42		7.06

Less distributions:
From net investment income	(0.07)		(0.17)		0.00	(0.13)		(0.08)
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(3.46)		(1.08)		0.00	0.00		0.00
Total distributions	(3.53)		(1.25)		0.00	(0.13)		(0.08)

Net asset value, end of year	$43.28		$35.94		$32.63	$32.99		$27.70

Total return	30.60%		14.04%		(1.09)%	19.55%		34.07%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$243,622		$85,740		$74,201	$82,007		$89,049
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.05%		1.11%		1.05%	1.05%		1.09%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.06	%3	1.11	%3	1.05%	1.05%		1.09%
Net investment income	0.23%		0.50%		0.09%	0.40%		0.33%
Portfolio turnover rate	136%		71%		104%	167%		84%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.05% and 1.11% for 2013 and 2012, respectively.

53

Large Company Value Portfolio
For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$15.86		$13.82		$14.42	$12.78		$10.02

Income/(loss) from investment operations:
Net investment income1	0.16		0.17		0.11	0.07		0.08
Net realized and unrealized gain/(loss) on investments	5.64		2.03		(0.59)	1.64		2.77
Total from investment operations	5.80		2.20		(0.48)	1.71		2.85

Less distributions:
From net investment income	(0.14)		(0.16)		(0.12)	(0.07)		(0.09)
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(0.08)		0.00		0.00	0.00		0.00
Total distributions	(0.22)		(0.16)		(0.12)	(0.07)		(0.09)

Net asset value, end of year	$21.44		$15.86		$13.82	$14.42		$12.78

Total return	36.54%		15.92%		(3.36)%	13.40%		28.48%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$61,800		$44,220		$30,968	$33,887		$30,677
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.24%		1.35%		1.39%	1.39%		1.48%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.25	%3	1.36	%3	1.39%	1.39%		1.48%
Net investment income	0.87%		1.12%		0.77%	0.54%		0.75%
Portfolio turnover rate	101%		97%		140%	140%		188%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.24% and 1.35% for 2013 and 2012, respectively.

54

Large Company Value Portfolio
For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010		Year Ended 12/31/2009
Net asset value, beginning of year	$15.89		$13.84		$14.44	$12.79		$10.01

Income/(loss) from investment operations:
Net investment income1	0.22		0.20		0.16	0.08		0.10
Net realized and unrealized gain/(loss) on investments	5.63		2.04		(0.58)	1.66		2.76
Total from investment operations	5.85		2.24		(0.42)	1.74		2.86

Less distributions:
From net investment income	(0.18)		(0.19)		(0.18)	(0.09)		(0.08)
Return of capital	0.00		0.00		0.00	(0.00	)2	0.00
From capital gains	(0.08)		0.00		0.00	0.00		0.00
Total distributions	(0.26)		(0.19)		(0.18)	(0.09)		(0.08)

Net asset value, end of year	$21.48		$15.89		$13.84	$14.44		$12.79

Total return	36.85%		16.18%		(2.95)%	13.57%		28.60%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$111,550		$800		$773	$1,105		$1,461
Operating expenses including reimbursement/ waiver and fees paid indirectly	0.95%		1.14%		1.00%	1.27%		1.36%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	0.97	%3	1.15	%3	1.16%	1.27%		1.36%
Net investment income	1.13%		1.32%		1.13%	0.65%		0.97%
Portfolio turnover rate	101%		97%		140%	140%		188%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.95% and 1.14% for 2013 and 2012, respectively.

55

Small Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Year.

Investment Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$18.06	$15.90	$15.95	$12.64	$9.70

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.16)	0.09	(0.14)	(0.05)	(0.08)
Net realized and unrealized gain on investments	7.59	2.07	0.09	2	3.36	3.02
Total from investment operations	7.43	2.16	(0.05)	3.31	2.94

Less distributions:
From capital gains	(0.54)	0.00	0.00	0.00	0.00
Total distributions	(0.54)	0.00	0.00	0.00	0.00

Net asset value, end of year	$24.95	$18.06	$15.90	$15.95	$12.64

Total return	41.25%	13.58%	(0.31)%	26.19%	30.31%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$9,582	$7,225	$6,813	$7,521	$6,513
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.47%	1.47%	1.50%	1.45%	1.50%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.62	%3	1.97	%3	2.02%	2.18%	2.41%
Net investment income/(loss)	(0.75)%	0.55%	(0.85)%	(0.41)%	(0.74)%
Portfolio turnover rate	88%	99%	177%	83%	98%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.61% and 1.95% for 2013 and 2012, respectively.

56

Small Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Year.

Institutional Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$18.89	$16.60	$16.61	$13.12	$10.03

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.15)	0.11	(0.12)	(0.01)	(0.04)
Net realized and unrealized gain on investments	7.99	2.18	0.11	2	3.50	3.13
Total from investment operations	7.84	2.29	(0.01)	3.49	3.09

Less distributions:
From net investment income	(0.05)	0.00	0.00	0.00	0.00
From capital gains	(0.54)	0.00	0.00	0.00	0.00
Total distributions	(0.59)	0.00	0.00	0.00	0.00

Net asset value, end of year	$26.14	$18.89	$16.60	$16.61	$13.12

Total return	41.58%	13.80%	(0.06)%	26.60%	30.81%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$24,013	$15	$13	$179	$135
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.19%	1.28%	1.23%	1.15%	1.18%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.20	%3	1.79	%3	1.69%	1.87%	2.09%
Net investment income/(loss)	(0.54)%	0.60%	(0.68)%	(0.09)%	(0.43)%
Portfolio turnover rate	88%	99%	177%	83%	98%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The amount shown for a share outstanding throughout the year ended December 31, 2011, does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.18% and 1.78% for 2013 and 2012, respectively.

57

Small Company Value Portfolio
For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$17.40		$15.04		$16.34	$13.32	$10.93

Income/(loss) from investment operations:
Net investment income/(loss)1	(0.03)		0.20		0.00	0.12	0.05
Net realized and unrealized gain/(loss) on investments	7.62		2.38		(1.23)	3.02	2.44
Total from investment operations	7.59		2.58		(1.23)	3.14	2.49

Less distributions:
From net investment income	0.00	2	(0.22)		(0.07)	(0.12)	(0.10)
From capital gains	(0.66)		0.00		0.00	0.00	0.00
Total distributions	(0.66)		(0.22)		(0.07)	(0.12)	(0.10)

Net asset value, end of year	$24.33		$17.40		$15.04	$16.34	$13.32

Total return	43.79%		17.20%		(7.54)%	23.60%	22.81%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$13,688		$9,641		$8,795	$13,754	$9,511
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.49%		1.49%		1.50%	1.50%	1.50%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.58	%3	1.84	%3	1.90%	1.87%	2.01%
Net investment income/(loss)	(0.13)%		1.24%		(0.02)%	0.82%	0.49%
Portfolio turnover rate	60%		68%		118%	89%	61%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.57% and 1.83% for 2013 and 2012, respectively.

58

Small Company Value Portfolio
For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$17.58		$15.19		$16.51	$13.45	$11.02

Income/(loss) from investment operations:
Net investment income1	0.00		0.22		0.09	0.14	0.07
Net realized and unrealized gain/(loss) on investments	7.74		2.42		(1.24)	3.06	2.48
Total from investment operations	7.74		2.64		(1.15)	3.20	2.55

Less distributions:
From net investment income	(0.07)		(0.25)		(0.17)	(0.14)	(0.12)
From capital gains	(0.66)		0.00		0.00	0.00	0.00
Total distributions	(0.73)		(0.25)		(0.17)	(0.14)	(0.12)

Net asset value, end of year	$24.59		$17.58		$15.19	$16.51	$13.45

Total return	44.16%		17.41%		(6.95)%	23.80%	23.11%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$24,934		$54		$82	$156	$170
Operating expenses including reimbursement/ waiver and fees paid indirectly	1.20%		1.31%		0.94%	1.29%	1.30%
Operating expenses excluding reimbursement/ waiver and fees paid indirectly	1.19	%2	1.66	%2	1.64%	1.67%	1.71%
Net investment income/(loss)	(0.01)%		1.33%		0.53%	0.96%	0.65%
Portfolio turnover rate	60%		68%		118%	89%	61%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The ratio of operating expenses excluding reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.18% and 1.65% for 2013 and 2012, respectively.

59

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Investment Class Shares
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.43	$10.93	$11.05	$9.61	$7.67

Income/(loss) from investment operations:
Net investment income1	0.19	0.19	0.14	0.13	0.11
Net realized and unrealized gain/(loss) on investments	3.80	1.49	(0.12)	1.45	1.96
Total from investment operations	3.99	1.68	0.02	1.58	2.07

Less distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)
Total distributions	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)

Net asset value, end of year	$16.22	$12.43	$10.93	$11.05	$9.61

Total return	32.10%	15.36%	0.21%	16.44%	26.98%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$139,354	$107,888	$99,545	$105,019	$109,304
Operating expenses including reimbursement/ fees paid indirectly	0.68%	0.70%	0.74%	0.72%	0.77%
Operating expenses excluding reimbursement/ fees paid indirectly	0.68%	0.70%	0.74%	0.72%	0.77%
Net investment income	1.33%	1.61%	1.22%	1.26%	1.36%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

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Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.41	$10.92	$11.04	$9.60	$7.67

Income/(loss) from investment operations:
Net investment income1	0.22	0.22	0.16	0.15	0.13
Net realized and unrealized gain/(loss) on investments	3.81	1.47	(0.11)	1.45	1.95
Total from investment operations	4.03	1.69	0.05	1.60	2.08

Less distributions:
From net investment income	(0.23)	(0.20)	(0.17)	(0.16)	(0.15)
Total distributions	(0.23)	(0.20)	(0.17)	(0.16)	(0.15)

Net asset value, end of year	$16.21	$12.41	$10.92	$11.04	$9.60

Total return	32.48%	15.54%	0.43%	16.71%	27.10%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$59,565	$50,633	$50,252	$53,415	$66,764
Operating expenses including reimbursement/ fees paid indirectly	0.46%	0.47%	0.53%	0.50%	0.54%
Operating expenses excluding reimbursement/ fees paid indirectly	0.46%	0.47%	0.53%	0.50%	0.54%
Net investment income	1.55%	1.84%	1.43%	1.48%	1.59%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

61

Wilshire International Equity Fund
For a Fund Share Outstanding Throughout Each Year.

Investment Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$8.34	$7.63	$8.09	$7.37	$6.23

Income/(loss) from investment operations:
Net investment income1	0.03	0.06	0.00	2	0.00	2	0.04
Net realized and unrealized gain/(loss) on investments	1.54	0.96	(0.19)	0.84	1.13
Total from investment operations	1.57	1.02	(0.19)	0.84	1.17

Less distributions:
From net investment income	0.00	(0.09)	(0.06)	(0.04)	(0.03)
From capital gains	(0.21)	(0.22)	(0.21)	(0.08)	0.00
Total distributions	(0.21)	(0.31)	(0.27)	(0.12)	(0.03)

Net asset value, end of year	$9.70	$8.34	$7.63	$8.09	$7.37

Total return	18.95%	13.36%	(2.28)%	11.47%	18.73%

Ratios to average net assets/supplemental data3:
Net assets, end of year (in 000’s)	$2,410	$74,999	$80,004	$91,641	$93,553
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly4	1.85%	2.24%	2.27%	2.19%	2.17%
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/waiver and fees paid indirectly4	1.93	%5	2.29	%5	2.33%	2.23%	2.33%
Net investment income	0.38%	0.77%	0.06%	0.05%	0.61%
Portfolio turnover rate	368%	45%	134%	283%	289%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amount is less than $0.01 per share.

3
The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.50% for each of the last five years.

4	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

5
The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.93% and 2.28% for 2013 and 2012, respectively.

62

Wilshire International Equity Fund
For a Fund Share Outstanding Throughout Each Year.

	Institutional Class Shares
	Year Ended 12/31/2013		Year Ended 12/31/2012		Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$8.38		$7.67		$8.14	$7.41	$6.25

Income/(loss) from investment operations:
Net investment income1	0.08		0.09		0.02	0.02	0.06
Net realized and unrealized gain/(loss) on investments	1.51		0.95		(0.20)	0.85	1.14
Total from investment operations	1.59		1.04		(0.18)	0.87	1.20

Less distributions:
From net investment income	(0.12)		(0.11)		(0.08)	(0.06)	(0.04)
From capital gains	(0.21)		(0.22)		(0.21)	(0.08)	0.00
Total distributions	(0.33)		(0.33)		(0.29)	(0.14)	(0.04)

Net asset value, end of year	$9.64		$8.38		$7.67	$8.14	$7.41

Total return	19.10%		13.63%		(2.11)%	11.82%	19.14%

Ratios to average net assets/supplemental data2:
Net assets, end of year (in 000’s)	$45,897		$99,106		$93,132	$103,526	$110,064
Operating expenses including dividends and rebates on securities sold short and interest expense, after expense reimbursement/waiver and fees paid indirectly3	1.61%		1.99%		2.02%	1.94%	1.92%
Operating expenses including dividends and rebates on securities sold short and interest expense, before expense reimbursement/ waiver and fees paid indirectly3	1.87	%4	2.01	%4	2.05%	1.96%	2.03%
Net investment income	0.88%		1.03%		0.32%	0.30%	0.85%
Portfolio turnover rate	368%		45%		134%	283%	289%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
The operating expense ratios reflect the expenses related to investing in securities sold short. Had these expenses been excluded, the expense ratio (after waiver and fees paid indirectly) would have been 1.25% for each of the last five years.

3	Effective April 2, 2013, the Wilshire International Equity Fund no longer engages in short selling.

4
The ratio of operating expenses including dividends and rebates on securities sold short and interest expense, before reimbursement/waiver excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.87% and 2.00% for 2013 and 2012, respectively.

63

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at http://advisor.wilshire.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

•   For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.

•   Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-07076)

WIL-PS-008-0600

Prospectus	WILSHIRE	May 1, 2014
MUTUAL FUNDS, INC.
Qualified Class Shares of Wilshire 5000 IndexSM Fund http://advisor.wilshire.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

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FUND SUMMARY

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold Qualified Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Qualified Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.33%*
Total Annual Fund Operating Expenses	0.68%

*	Other Expenses are estimated based on Investment Class expenses due to the low asset size of the Qualified Class.

Example: This example is intended to help you compare the cost of investing in Qualified Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Qualified Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Qualified Class	$69	$218	$379	$847

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

•	The Index Fund may invest in the common stock of companies of any size, including small cap companies.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

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The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

The Fund may appeal to you if:

•	you are a long-term investor;

4

•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Qualified Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Qualified Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 9/30/09) and the lowest return for a quarter was (22.26)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Qualified Class Shares	32.94%	18.05%	7.28%
Wilshire 5000 IndexSM	33.09%	18.59%	7.97%

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Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”)

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Allen has served as Portfolio Manager since January 2011.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund is a series of Wilshire Mutual Funds, Inc. (the “Company”). The Fund provides exposure to the U.S. stock market as a whole by investing at least 80% of its assets in the common stocks of companies included in the Index. The Fund invests in the common stocks of companies of any size, including small cap companies. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

Los Angeles Capital serves as the subadviser to the Fund. Los Angeles Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Recent Market Events Risk

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Index Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

7

Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which must be filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2013, Wilshire's total assets under advisement were $127 billion. Wilshire also provides investment technology products and investment and private equity investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Cleo Chang, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, Jonathan Miles, Mannik Dhillon, Nathan Palmer, Ramon Gonzalez, Robert Noe and Erin Simpson. Cleo Chang is chairman of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain subadvisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Fund’s annual report to shareholders dated December 31, 2013.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

8

Investment Subadviser

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the 1940 Act requirement to submit to shareholders new or materially amended subadvisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, as amended, to manage the Fund subject to the supervision of Wilshire and the Company’s Board. Los Angeles Capital’s fees are paid by Wilshire. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2013, Los Angeles Capital managed approximately $16 billion in assets. Thomas D. Stevens, CFA-Chairman and President, Principal, Hal W. Reynolds, CFA-Chief Investment Officer, Principal, and Daniel E. Allen, CFA-Director of Global Equities, Principal, are the senior portfolio managers of the Fund. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board Member of Wilshire.

A discussion regarding the basis for the Board’s approval of Los Angeles Capital’s subadvisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2013. The Fund’s SAI also provides additional information about Messrs. Stevens, Reynolds and Allen’s compensation, other accounts managed by them and their ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Qualified Class Shares (the “Plan”). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of Qualified Class Shares and services to shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholder questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

The Fund has also adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by insurers or other financial intermediaries.

9

SHAREHOLDER INFORMATION

Purchases and Redemptions of Shares

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an insurer with which the Fund has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer’s contract disclosure document.

Qualified Class Shares of the Fund are offered to insurers without a sales charge. Each insurer submits purchase and redemption orders to the Fund on a daily basis. Insurers may purchase shares on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates. We calculate the net asset value (“NAV”) per share at the close of regular trading of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. NAV is calculated by adding the value of the individual securities held by the Fund, subtracting the liabilities of the Qualified Class Shares and dividing by the total number of Qualified Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement accompanying this prospectus.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to

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approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts which may be held directly by shareholders. The Company, on behalf of the Fund, contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gains distributions at least once a year. Dividends and capital gains distributions of the Fund will be automatically reinvested at NAV in additional Qualified Class Shares of the Fund. There are no sales or other charges for the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund ordinarily declares and distributes net investment income and net realized capital gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions to insurers from net realized capital gains unless capital loss carryovers, if any, have been utilized, have expired or are otherwise unavailable. The Fund intends to distribute substantially all of its net investment income and realized net capital gains each year. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer’s contract disclosure document for a discussion of the impact on you with respect to taxes an insurer may owe as a result of its ownership of Fund shares, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of federal income tax consequences is intended as general information only. You should consult a tax adviser concerning the tax consequences of an insurer’s investment in the Fund in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Qualified Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

Qualified Class Shares
Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.64	$11.09	$11.03	$9.59	$7.67

Income/(loss) from investment operations:
Net investment income1	0.28	0.26	0.14	0.13	0.12
Net realized and unrealized gain/(loss) on investments	3.88	1.50	(0.08)	1.46	1.95
Total from investment operations	4.16	1.76	0.06	1.59	2.07

Less distributions:
From net investment income	(0.24)	(0.21)	0.00	(0.15)	(0.15)
Total distributions	(0.24)	(0.21)	0.00	(0.15)	(0.15)

Net asset value, end of year	$16.56	$12.64	$11.09	$11.03	$9.59

Total return	32.94	%3	15.93	%3	0.54%	16.56%	26.91%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$—	2	$—	2	$—	2	$714	$614
Operating expenses including reimbursement/ fees paid indirectly	0.00	%3	0.00	%3	0.65%	0.66%	0.61%
Operating expenses excluding reimbursement/ fees paid indirectly	0.00	%3	0.00	%3	0.65%	0.66%	0.61%
Net investment income	1.92%	2.16%	1.21%	1.32%	1.51%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2	Amounts designated as “—” have been rounded to $0.

3	Results not considered meaningful due to low level of assets.

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Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at http://advisor.wilshire.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the SEC. For information about the Public Reference Room call 1-202-551-8090. You can also obtain copies:

•   For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by email to publicinfo@sec.gov.

•   Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

The Company currently offers other classes of shares of the Fund in other prospectuses.

(Investment Company Act File No. 811-07076)

WIL-PS-007-0600

Prospectus	WILSHIRE	May 1, 2014
MUTUAL FUNDS, INC.
Horace Mann Class Shares of Wilshire 5000 IndexSM Fund http://advisor.wilshire.com

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

WIL-SX-001-0500

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FUND SUMMARY

Investment Objective

The Wilshire 5000 IndexSM Fund’s (the “Fund” or “Index Fund”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM (the “Index”) before the deduction of Index Fund expenses.

Fees and Expenses of the Wilshire 5000 IndexSM Fund

This table describes the fees and expenses that you may pay if you buy and hold Horace Mann Class Shares of the Index Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Horace Mann Class
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.35%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.70%

Example: This example is intended to help you compare the cost of investing in Horace Mann Class Shares of the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Horace Mann Class Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Horace Mann Class	$72	$224	$390	$871

Portfolio Turnover

The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. During the most recent fiscal year, the Index Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

•	The Index Fund invests at least 80% of its assets in the common stock of companies included in the Index that are representative of the Index.

•	The Index Fund may invest in the common stock of companies of any size, including small cap companies.

•
The Index Fund uses enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.

•	The Index Fund normally holds stocks representing at least 90% of the total market value of the Index.

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The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes over 4,500 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Principal Risks

You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Index Fund is equity risk. This is the risk that the prices of stocks held by the Index Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Index Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Index Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Index Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees, administrative expenses and transaction costs in trading stocks.

Small Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

The Fund may appeal to you if:

•	you are a long-term investor;

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•	you seek growth of capital;

•	you seek to capture investment returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the common stocks of small- and mid-capitalization companies as well as large capitalization companies.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Horace Mann Class Shares has varied from year to year and by showing how the average annual total returns of the Index Fund’s Horace Mann Class Shares compare to those of a broad measure of market performance. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended 9/30/09) and the lowest return for a quarter was (22.34)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)
	1 year	5 years	10 years
Horace Mann Class Shares
Return Before Taxes	32.07%	17.65%	7.12%
Return After Taxes on Distributions	31.69%	17.40%	6.84%
Return After Taxes on Distributions and Sale of Fund Shares	18.46%	14.38%	5.71%
Wilshire 5000 IndexSM	33.09%	18.59%	7.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”)

Thomas D. Stevens, CFA, Chairman of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Stevens has served as Portfolio Manager since March 2002.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.

Daniel E. Allen, CFA, Director of Global Equities of Los Angeles Capital and Portfolio Manager of the Fund. Mr. Allen has served as Portfolio Manager since January 2011.

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment in Horace Mann Class Shares of the Index Fund is $1,000. Subsequent investments must be at least $100 (or $50 for Horace Mann Class Shares purchased through the Horace Mann Scheduled Payment Plan).

To Redeem Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Fund is a series of Wilshire Mutual Funds, Inc. (the “Company”). The Fund provides exposure to the U.S. stock market as a whole by investing at least 80% of its assets in the common stocks of companies included in the Index. The Fund invests in the common stocks of companies of any size, including small cap companies. The Index is an unmanaged capitalization weighted index of over 4,500 U.S. equity securities and includes all the U.S. common stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ over-the-counter market. The Fund normally holds common stocks representing at least 90% of the Index’s total market value, which is between 1,000 and 2,500 common stocks.

Los Angeles Capital serves as the subadviser to the Fund. Los Angeles Capital manages the Fund using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Fund within acceptable parameter ranges relative to the benchmark.

Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Fund to be over 90% before the deduction of the Fund’s expenses. A 100% correlation would indicate that the Fund’s performance exactly matches the performance of the Index. The Fund’s ability to track the Index’s performance will be affected by factors such as the Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of the Fund’s shares.

Recent Market Events Risk

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for a subadviser, and whether or not a fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Index Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Securities Lending

The Fund may lend its investment securities in an amount of up to 33⅓% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will only be made to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund’s Board of Directors (the “Board”) will make arrangements to vote or consent with respect to a material event affecting the Fund’s securities on loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Fund is less likely to achieve its investment objective.

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Disclosure of Fund Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Company’s website at http://advisor.wilshire.com. The Fund’s complete portfolio holdings data will be made available monthly on its website, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC on Form N-Q or Form N-CSR (which must be filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser of the Fund. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2013, Wilshire's total assets under advisement were $127 billion. Wilshire also provides investment technology products and investment and private equity investment consulting services.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Cleo Chang, Jason Schwarz, James St. Aubin, Helen Webb-Thompson, Jonathan Miles, Mannik Dhillon, Nathan Palmer, Ramon Gonzalez, Robert Noe, and Erin Simpson. Cleo Chang is chairman of the investment committee.

As a percentage of average daily net assets, the Fund paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board and Wilshire to retain subadvisers for the Fund in certain circumstances without stockholder approval. A discussion regarding the basis for the Board’s approval of the Agreement is included in the Fund’s annual report to shareholders dated December 31, 2013.

Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

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Investment Subadviser

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the 1940 Act requirement to submit to shareholders new or materially amended subadvisory agreements for their approval and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company subject to the Board’s approval. Wilshire is responsible for, among other things, setting each portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.

Wilshire entered into a subadvisory agreement with Los Angeles Capital, effective April 1, 2002, as amended, to manage the Fund subject to the supervision of Wilshire and the Board. Los Angeles Capital’s fees are paid by Wilshire. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2013, Los Angeles Capital managed approximately $16 billion in assets. Thomas D. Stevens, CFA-Chairman and President, Principal, Hal W. Reynolds, CFA-Chief Investment Officer, Principal, and Daniel E. Allen, CFA-Director of Global Equities, Principal, are the senior portfolio managers of the Fund. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding the firm, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire.

A discussion regarding the basis for the Board’s approval of Los Angeles Capital’s subadvisory agreement is included in the Fund’s annual report to shareholders dated December 31, 2013. The Fund’s SAI also provides additional information about Messrs. Stevens, Reynolds and Allen's compensation, other accounts managed by them and their ownership of Fund shares.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Horace Mann Class Shares (the “Plan”). The Plan authorizes payments by the Horace Mann Class Shares to reimburse SEI Investments Distribution Co. (the “Distributor”) for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. (“Horace Mann”), the Distributor pays Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information. Because the fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

9

SHAREHOLDER INFORMATION

If you have questions about the Fund or your account you may call us at 1-888-200-6796 or the Horace Mann home office at 1-800-999-1030.

How to Purchase Fund Shares

You may buy Horace Mann Class Shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). To purchase the Horace Mann Class Shares, contact us at 1-888-200-6796. We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interests. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investment in the Fund is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Horace Mann Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:

(1)        Horace Mann Scheduled Payment Plan. The Horace Mann Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512, or (ii) by calling us at 1-888-200-6796. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

(2)        Wire Payments. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

UMB Bank
ABA No: 101000695
Wilshire Mutual Funds, Inc.
DDA: 9871737314
FFC: [Insert shareholder name(s) and account number]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.

(3)        Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc. — Horace Mann Class Shares” and mailed to:

Wilshire Mutual Funds, Inc.
P.O. Box 219512
Kansas City, MO 64121-9512

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If you are sending via overnight courier:

Wilshire Mutual Funds, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105

Your initial investment should be accompanied by a completed and signed Account Application. No investment may be made with third party checks, credit cards, credit card checks, cash, traveler’s checks, money orders, bank drafts and/or cashier’s checks.

How to Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1)        By Telephone. You may redeem your shares by telephone if you have authorized telephone redemptions on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•
Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•
Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 for the Fund. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

•
Automated Clearing House (ACH) Redemptions. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer.

(2)        By Mail. You may also sell your shares by mailing a request to Wilshire Mutual Funds, Inc. — Horace Mann Class Shares, c/o DST Systems, Inc., P.O. Box 219512, Kansas City, MO 64121-9512. If you are mailing by overnight courier, send the request to Wilshire Mutual Funds, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, or (ii) if the investor’s address of record has changed within the past 60 days.

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Signature Guarantees. A signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances. If required, a signature guarantee can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value (“NAV”)). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined NAV after we receive your redemption order.

The Fund may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and Los Angeles Capital believe it would be in the Fund’s best interests not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Fund. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

Pricing of Shares

When you purchase Horace Mann Class Shares of the Fund, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. We calculate the NAV per share at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. NAV per share is calculated by adding the value of the individual securities and other assets held by the Fund and attributable to the Horace Mann Class Shares, subtracting the liabilities of the Horace Mann Class Shares, and dividing by the total number of Horace Mann Class Shares outstanding.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be

12

valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sales price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

Anti-Money Laundering Program

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Fund. The Company may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Right to Reject Purchase Orders

You should make purchases for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of a purchase to be excessive, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling 1-888-200-6796. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention.

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DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gains distributions at least once a year. Dividends or capital gains distributions of the Fund will be automatically reinvested at NAV in additional Horace Mann Class Shares of the Fund or you may elect to receive them in cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Fund.

The value of your Horace Mann Class Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund's distributions will consist of net investment income and capital gains, which are generally taxable to you. Dividends out of net investment income, other than “qualified dividend income,” and distributions of realized net short-term capital gains (i.e., net short-term capital gains in excess of net long-term capital losses) are taxable to you as ordinary income for federal income tax purposes. Distributions of qualified dividend income (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Fund and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of the Fund.

The Fund’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Fund. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 20%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, the Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year. Foreign shareholders are subject to different withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in the Fund in light of your particular circumstances.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Horace Mann Class Shares of the Fund for the past five years. Certain information reflects the financial performance of a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available on request.

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Year.

	Horace Mann Class Shares
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net asset value, beginning of year	$12.40	$10.91	$11.02	$9.59	$7.66

Income/(loss) from investment operations:
Net investment income1	0.19	0.19	0.13	0.13	0.11
Net realized and unrealized gain/(loss) on investments	3.79	1.48	(0.10)	1.44	1.95
Total from investment operations	3.98	1.67	0.03	1.57	2.06

Less distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)
Total distributions	(0.20)	(0.18)	(0.14)	(0.14)	(0.13)

Net asset value, end of year	$16.18	$12.40	$10.91	$11.02	$9.59

Total return	32.07%	15.31%	0.25%	16.39%	26.85%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$1,560	$1,243	$1,108	$1,204	$1,111
Operating expenses including reimbursement/ fees paid indirectly	0.70%	0.69%	0.78%	0.72%	0.80%
Operating expenses excluding reimbursement/ fees paid indirectly	0.70%	0.69%	0.78%	0.72%	0.80%
Net investment income	1.31%	1.62%	1.17%	1.26%	1.34%
Portfolio turnover rate	2%	2%	9%	2%	57%

1	The selected per share data was calculated using the average shares outstanding method for the period.

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WILSHIRE MUTUAL FUNDS, INC.

LARGE COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

LARGE COMPANY VALUE PORTFOLIO
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)

SMALL COMPANY VALUE PORTFOLIO
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

WILSHIRE 5000 INDEXSM FUND
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)

WILSHIRE INTERNATIONAL EQUITY FUND
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

May 1, 2014

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund (each a “Portfolio” and collectively the “Portfolios”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2014 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Portfolios’ annual report for the fiscal year ended December 31, 2013, are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual and semi-annual reports by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

WIL-SX-001-0500

THE PORTFOLIOS	3
INVESTMENT POLICIES AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	9
INVESTMENT RESTRICTIONS	10
DIRECTORS AND OFFICERS	11
PRINCIPAL HOLDERS OF SECURITIES	17
INVESTMENT ADVISORY AND OTHER SERVICES	18
CODE OF ETHICS	46
PROXY VOTING POLICY AND PROCEDURES	46
PORTFOLIO TRANSACTIONS	46
NET ASSET VALUE	48
PURCHASE OF PORTFOLIO SHARES	49
REDEMPTION OF PORTFOLIO SHARES	50
SHAREHOLDER SERVICES	51
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	52
OTHER INFORMATION	57
FINANCIAL STATEMENTS	58
APPENDIX A – PROXY VOTING POLICIES	59

THE PORTFOLIOS

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 IndexSM Fund (the “Index Fund”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios. Cornerstone Capital Management LLC (“Cornerstone”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), NWQ Investment Management Company, LLC (“NWQ”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Systematic Financial Management, L.P. (“Systematic”), Thomas White International Ltd. (“Thomas White”), Victory Capital Management Inc. (“Victory”) and WCM Investment Management (“WCM” and together with Cornerstone, Los Angeles Capital, NWQ, Pzena, Ranger, Systematic,Thomas White and Victory, the “Subadvisers”) each have entered into an agreement with Wilshire to serve as a subadviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

The Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. Government Securities. Each Portfolio may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates. With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which a Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Portfolio Turnover. The Wilshire International Equity Fund experienced higher than normal portfolio turnover during 2013 due to the change in the Fund’s investment strategy, effective April 2, 2013, from a domestic equity fund to an international equity fund, as well as a subadviser change.

Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

Zero Coupon Securities. Each Portfolio, except the Index Fund, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc.,

A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Subadvisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Subadvisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. Each Portfolio may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.

Although the Index Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of a Portfolio’s net assets would be invested in derivatives.

Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s net asset value (“NAV”), decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Subadviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio’s net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of the Subadvisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, a Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances as Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio’s ability otherwise to invest those assets.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to each Fund. A fund that seeks to claim the exclusion after December 31, 2012 is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Portfolio was no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Portfolios and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. Each Portfolio may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Index Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Index Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. The Wilshire International Equity Fund (the “International Fund”) may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Index Fund may invest up to 5% of its assets in warrants and rights. The International Fund may invest in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Exchange-Traded Funds (“ETFs”). All Portfolios may invest in shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. A Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be purchased on an exchange or may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Portfolio’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Portfolio in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, a Portfolio would also bear its pro rata portion of each ETF’s advisory and operational expenses.

Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio’s performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio’s expense ratio and adversely affect a Portfolio’s performance.

Recent Market Events Risk. Over the past several years, events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

These market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cyber Security Risk. Investment companies such as the Portfolios and their service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Portfolio or its adviser, sub-advisers, custodians, transfer agent and other third party service providers may adversely impact the Portfolios. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Portfolio to regulatory fines or financial losses, and cause reputational damage. The Portfolios may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Portfolios may invest, which could result in materials adverse consequences for such issuers, and may cause a Portfolio’s investment in such issuers to lose value.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Subadvisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Subadvisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) MSCI Institutional Shareholder Services (“ISS”) and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Subadvisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with each Portfolio’s investment objective, are fundamental policies of each Portfolio, and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. No Portfolio may:

1.
Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33 1/3% of its total assets, a Portfolio shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. No Portfolio may:

1.
Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

In addition, as a non-fundamental policy of the International Fund, the International Fund may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.

DIRECTORS AND OFFICERS

The Board, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 62	Director	Since 2011	Adjunct Professor, Columbia Business School; Managing Director, Head, Global Credit Research and Corporate Strategy, JP Morgan Securities (2007 to 2009)	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance Ltd.; Advanced Pierre Foods; Princeton-in-Asia

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Roger A. Formisano, 65	Director	Since 2002	Vice President, University Medical Foundation, (2006 to Present); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)
Edward Gubman, 62	Director	Since 2011	Founder and Principal, Strategic Talent Solutions (2004 to Present); Consultant, Gubman Consulting (2001 to 2003); Account Manger and Global Practice Leader, Hewitt Associates (1983 to 2000)	15	Wilshire Variable Insurance Trust (9 Funds)
Suanne K. Luhn, 59	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)
George J. Zock, 63	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 Funds); Armed Forces Insurance Exchange
OFFICERS
Jason Schwarz, 39	President	Since 2012	Managing Director, Wilshire Associates Incorporated (Since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005)	N/A	N/A
Helen Webb-Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated (Since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Nathan R. Palmer, 37	Vice President	Since 2011
Managing Director, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009).  Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)
				N/A	N/A
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director and Senior Portfolio Manager in Wilshire’s Funds Management Group (Since 2008); Senior Consultant at Ibbotson Associates – a division Morningstar Inc. (2004 to 2008)	N/A	N/A
Michael Wauters, 48	Treasurer	Since 2009
Chief Financial Officer, Wilshire Associates Incorporated (Since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)
				N/A	N/A

(1)
Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday.  Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Director of the Company since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms.

Cannella is also currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of Watford Reinsurance Ltd. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of Unity Health Insurance Company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel

Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of five Directors, all of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee.

The Audit Committee held three meetings in 2013. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are Independent Directors, include Mr. Gubman (chairperson) and Ms. Cannella. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Portfolio Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2013, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the Index Fund	Dollar Range of Equity Securities in the International Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Margaret M. Cannella	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None
Edward Gubman	None	None	None	None	None	None	None
Suanne K. Luhn	None	None	None	None	None	$10,001 – 50,000	$10,001 – 50,000
George J. Zock	None	None	None	None	$10,001 – 50,000	$10,001 – 50,000	$10,001 – 50,000

As of April 4, 2014, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000 and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2013. The Company does not compensate any of the officers.

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Margaret M. Cannella	$17,027	N/A	N/A	$34,333
Roger A. Formisano	$17,337	N/A	N/A	$35,000
Edward Gubman	$16,871	N/A	N/A	$34,000
Suanne K. Luhn	$17,337	N/A	N/A	$35,000
George J. Zock	$22,826	N/A	N/A	$46,000

*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of April 4, 2014. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

LARGE COMPANY GROWTH PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co.	47.34%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company	24.27%
1 Horace Mann Plaza
Springfield, IL 62715

TD Ameritrade Inc	6.58%
FEBO our clients
PO Box 2226
Omaha, NE 68103

LARGE COMPANY GROWTH PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Equity Fund	39.68%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

VIT Balanced Fund	13.34%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

Horace Mann Life Insurance Company	11.13%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	73.28%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

LARGE COMPANY VALUE PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company	67.07%
1 Horace Mann Plaza
Springfield, IL 62715

TD Ameritrade Inc	15.88%
FEBO of our Clients
PO Box 226
Omaha, NE 68103-2226

LARGE COMPANY VALUE PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Equity Fund	74.06%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

VIT Balanced Fund	25.05%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

SMALL COMPANY GROWTH PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account	35.01%
1 Horace Mann Plaza
Springfield, IL 62715

TD Ameritrade Inc	15.14%
FEBO our clients
PO Box 2226
Omaha, NE

Charles Schwab & Co.	14.56%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

SMALL COMPANY GROWTH PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Small Cap Fund	70.20%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

VIT Balanced Fund	29.76%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

SMALL COMPANY VALUE PORTFOLIO

Investment Class

Shareholders	Percentage Owned
Horace Mann Life Insurance Company Separate Account	49.89%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.	14.70%
Mutual Funds Dept.
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

TD Ameritrade Inc	13.20%
FEBO our clients
7 Easton Oval
Columbus, OH 43219-6010

SMALL COMPANY VALUE PORTFOLIO

Institutional Class

Shareholders	Percentage Owned
VIT Small Cap Fund	70.23%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

VIT Balanced Fund	29.42%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

WILSHIRE 5000 INDEXSM FUND

Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co	26.89%
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Horace Mann Life Insurance	15.97%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

TD Ameritrade Inc	5.78%
FEBO our clients
PO Box 2226
Omaha, NE 68103-2226

WILSHIRE 5000 INDEXSM FUND

Institutional Class

Shareholders	Percentage Owned
Assetmark Trust Company	50.34%
FBO Assetmark Inc & Mutual Clients
& FBO Other Custodial Clients
3200 N Central Ave Fl 7
Phoenix, AZ 85012-2468

Horace Mann Life Insurance	37.68%
Company Separate Account
1 Horace Mann Plz
Springfield, IL 62715-0002

WILSHIRE INTERNATIONAL EQUITY FUND

Investment Class

Shareholders	Percentage Owned
TD Ameritrade Inc	54.03%
FEBO our clients
PO Box 2226
Omaha, NE 68103-2226

TD Ameritrade Trust Company	17.41%
P.O. Box 17748
Denver, CO 80217-0748

WILSHIRE INTERNATIONAL EQUITY FUND

Institutional Class

Shareholders	Percentage Owned
VIT Balanced Fund	70.64%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456-9989

VIT International Equity Fund	28.98%
C/O SEI
1 Freedom Valley Dr
Oaks, PA 19456

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadvisers

Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 as amended December 31, 2011 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire.

Pursuant to subadvisory agreements with Wilshire dated January 11, 2013, April 1, 2002, as amended, and January 25, 2007, respectively, Cornerstone, Los Angeles Capital, and Victory each manage a portion of the Large Company Growth Portfolio.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2002, as amended, December 23, 2004, as amended, and September 20, 2007, respectively, Los Angeles Capital, Pzena, and Systematic each manage a portion of the Large Company Value Portfolio.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2002, as amended, and September 19, 2007, respectively, Los Angeles Capital and Ranger each manage a portion of the Small Company Growth Portfolio.

Pursuant to subadvisory agreement with Wilshire dated April 1, 2002, as amended, and August 4, 2005, as amended from time to time, respectively, Los Angeles Capital and NWQ each manage a portion of the Small Company Value Portfolio.

Pursuant to a subadvisory agreement with Wilshire dated April 1, 2002, as amended, Los Angeles Capital manages the Index Fund.

Pursuant to subadvisory agreements with Wilshire dated April 1, 2013 and November 1, 2013, respectively, Thomas White and WCM each manage a portion of the International Fund.

Investment Advisory Agreements and Fees

For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Portfolio’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Portfolio Assets	Rate on Portfolio Assets in Excess of $1 Billion
Large Company Growth Portfolio	0.75%	0.65%
Large Company Value Portfolio	0.75%	0.65%
Small Company Growth Portfolio	0.85%	0.75%
Small Company Value Portfolio	0.85%	0.75%
Wilshire 5000 Index Fund	0.10%	0.07%
Wilshire International Equity Fund	1.00%	0.90%

Wilshire has entered into contractual expense limitation agreements with the Small Company Growth Portfolio, the Small Company Value Portfolio and the International Fund to waive a portion of its management fees to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extra-ordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2015. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire waived the expenses if the recoupment does not exceed the existing expense limitation. For the fiscal years ended December 31, 2011, 2012 and 2013, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers), were as follows:

2011

Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,386,320	$0	$0	$1,386,320	0.75%
Large Company Value Portfolio	$255,301	$0	$0	$255,301	0.75%
Small Company Growth Portfolio	$64,047	$39,597	$0	$24,450	0.32%
Small Company Value Portfolio	$87,118	$41,395	$0	$45,723	0.45%
Wilshire 5000 IndexSM Fund	$160,411	$0	$0	$160,411	0.10%
Wilshire International Equity Fund	$1,850,689	$75,863	$0	$1,774,826	0.96%

2012

Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$1,393,647	$0	$0	$1,393,647	0.75%
Large Company Value Portfolio	$298,212	$0	$0	$298,212	0.75%
Small Company Growth Portfolio	$59,919	$34,426	$0	$25,493	0.36%
Small Company Value Portfolio	$76,593	$30,950	$0	$45,643	0.01%
Wilshire 5000 IndexSM Fund	$160,525	$0	$0	$160,525	0.10%
Wilshire International Equity Fund	$1,764,013	$48,140	$14,634	$1,730,507	0.98%

2013

Portfolio	Advisory Fee Payable	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio	$2,182,024	$0	$0	$2,182,024	0.75%
Large Company Value Portfolio	$970,427	$0	$0	$970,427	0.75%
Small Company Growth Portfolio	$189,080	$2,225	$0	$175,377	0.84%
Small Company Value Portfolio	$217,175	$0	$0	$211,183	0.85%
Wilshire 5000 IndexSM Fund	$180,642	$0	$0	$180,642	0.10%
Wilshire International Equity Fund	$733,817	$58,705	$0	$581,656	0.92%

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more subadvisers to manage one or more Portfolios or portions thereof. Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the relevant Portfolio.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreements and Fees

Pursuant to the subadvisory agreements with each of the Subadvisers (the “Subadvisory Agreements”), the fees payable to a Subadviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Subadvisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other subadvisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Subadvisers.

No Subadviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of NWQ and Pzena) or reckless disregard of its obligations. Each Subadviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to Wilshire or the Portfolios.

The Subadvisory Agreements with Cornerstone, Thomas White and WCM were approved for an initial period ending August 31, 2014. After its initial term, each Subadvisory Agreement will continue in force from year to year with respect to a Portfolio so long as it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act. The Subadvisory Agreement with NWQ, Pzena, Victory, Systematic, Ranger and Los Angeles Capital, as amended, were approved to continue for the period ending August 31, 2014.

For the fiscal years ended December 31, 2011, 2012 and 2013, the aggregate subadvisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets, were as follows:

2011

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$555,734	0.33%
Large Company Value Portfolio	$152,602	0.48%
Small Company Growth Portfolio	$16,980	0.25%
Small Company Value Portfolio	$24,681	0.28%
Wilshire 5000 IndexSM Fund	$73,830	0.05%
Wilshire International Equity Fund	$719,179	0.42%

2012

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$555,009	0.30%
Large Company Value Portfolio	$174,082	0.39%
Small Company Growth Portfolio	$7,049	0.10%
Small Company Value Portfolio	$9,011	0.09%
Wilshire 5000 IndexSM Fund	$64,386	0.04%
Wilshire International Equity Fund	$660,216	0.38%

2013

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio	$859,907	0.30%
Large Company Value Portfolio	$382,882	0.30%
Small Company Growth Portfolio	$95,203	0.43%
Small Company Value Portfolio	$102,571	0.40%
Wilshire 5000 IndexSM Fund	$72,082	0.04%
Wilshire International Equity Fund	$274,116	0.37%

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Cornerstone

Cornerstone’s portion of the Large Company Growth Portfolio (the “Portfolio”) is managed by an investment team led by Thomas G. Kamp, CFA. Mr. Kamp is also responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

Thomas G. Kamp, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	7	$2,500	0	$0
Other Pooled Investment Vehicles	6	$919	0	$0
Other Accounts	17	$1,300	0	$0

Conflicts that Exist as a Result of Managing Other Accounts

As an investment adviser and fiduciary, Cornerstone owes its clients and Portfolio shareholders an undivided duty of loyalty. Cornerstone recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Portfolio, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Cornerstone places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or other accounts. Cornerstone seeks to manage such competing interests for the time and attention of a portfolio manager by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment model that is used in connection with the management of the Portfolio.

Employee Personal Trading. Cornerstone has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when its investment professionals and other personnel own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, Cornerstone permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the Portfolio. Cornerstone’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Cornerstone.

Managing Multiple Accounts for Multiple Clients. Cornerstone has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Cornerstone’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No client accounts currently feature a performance fee, so there is no incentive to favor such accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Cornerstone has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Cornerstone routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Cornerstone’s procedures are also designed to prevent potential conflicts of interest that may arise when managing multiple accounts, including the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.

Broker Selection. With respect to securities transactions for the Portfolio, Cornerstone determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Cornerstone may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Cornerstone may place separate, non-simultaneous, transactions for the Portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other account.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation. Cornerstone offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. Cornerstone’s portfolio manager for the Portfolio is an owner of Cornerstone. His compensation consists of a competitive base salary, a discretionary bonus determined by Cornerstone, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of a fund relative to expectations for how a fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a fund’s portfolio. The performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over various time periods. Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for Cornerstone.

As of December 31, 2013, Mr. Kamp did not own any shares of the Large Company Growth Portfolio.

Los Angeles Capital

Los Angeles Capital manages the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda and David R. Borger. Thomas D. Stevens, CFA - Chairman and President, Principal; Hal W. Reynolds, CFA - Chief Investment Officer, Principal; and Daniel E. Allen, CFA - Director of Global Equities, Principal, are the senior portfolio managers for the Index Fund and portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013.

Thomas D. Stevens, CFA; Hal W. Reynolds, CFA; and Daniel E. Allen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	9	$3,409	1	$1,790
Other Pooled Investment Vehicles	13	$3,654	3	$1,975
Other Accounts	28	$8,680	6	$6,013

As of December 31, 2013, Los Angeles Capital managed 54 portfolios against 23 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has adopted policies and procedures with respect to the disclosure of information about securities in the fund’s portfolio that it believes address the potential for conflicts of interest between the fund, the firm and an underwriter of the fund. These policies include prohibitions on disclosure of client/fund holdings and prohibitions on using knowledge about pending or currently considered securities transactions for personal gain. As part of the testing of these policies, the firm requires employees to obtain pre-clearance of purchases and sales of securities from members of both the Trading and Compliance Departments.

Los Angeles Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts of interests associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. Potential issues could involve an allocation of securities among multiple client accounts, use of information regarding the timing of trades, allocations of securities between client accounts and proprietary accounts, and differences in fees among client accounts that could impact investment professionals’ compensation. Los Angeles Capital believes that its policies and procedures are reasonably designed to address these issues.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program. Total compensation includes a base salary fixed from year to year and a variable performance bonus to reflect the individual’s contributions to the firm and Los Angeles Capital’s business as a whole. In addition, portfolio managers may participate in the firm’s profit sharing plan at the level generally offered to similarly situated employees of the firm, and if a shareholder of the firm, receive a percentage of the firm’s overall profits. Los Angeles Capital’s portfolio manager compensation is not tied to fund performance.

As of December 31, 2013, Messrs. Stevens, Reynolds and Allen did not own shares of any of the Portfolios.

NWQ

Phyllis G. Thomas, CFA, is the portfolio manager of NWQ’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Thomas, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013:

Phyllis G. Thomas

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	4	$410,275,199	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,348	$1,457,588,3669	0	$0

Conflicts of Interest

NWQ has an investment philosophy and operating belief which seeks to manage each account in a particular strategy alike. Conflicts of interest may include, but are not limited to:

•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•
With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•
Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Broker Selection & Evaluation

NWQ maintains trading relationships with a wide variety of full-service and execution rate brokers, direct access and electronic destinations that are utilized in the implementation of its trading strategy. Consideration is given to the providers of natural liquidity and execution quality. NWQ continuously evaluates new technologies and ideas to ensure we have access to as many liquidity points as we feel necessary to be fully represented in the marketplace.

In seeking the most favorable execution for clients, the Trading Desk takes into consideration not only the available prices and rates of brokerage commissions (when applicable), but also other relevant factors, including, but not limited to, execution capabilities, market impact, clearance and settlement capabilities, financial strength and stability, efficiency of execution and error resolution and research services provided by the broker or dealer which are expected to enhance our portfolio management capabilities, without having to demonstrate that such factors are of a direct benefit to any particular client account. NWQ also considers the nature of the security being traded, the size of the transaction, the desired timing of the transaction, and the activity existing and expected in the market for the particular security. The process is subjective, and certain trades are more difficult to execute than others.

Compensation

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

To further strengthen its incentive compensation package and to create an even stronger alignment with the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

As of December 31, 2013, Ms. Thomas did not own any shares in the Small Company Value Portfolio.

Pzena

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III manage Pzena’s portion of the Large Company Value Portfolio on behalf of Pzena. The tables below include details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Pzena, Goetz and DeSpirito, III, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013:

Richard S. Pzena

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	7	$8337.9	1	$4916.4
Other Pooled Investment Vehicles:	34	$838.1	0	$0
Other Accounts:	136	$5880.2	4	$863.2

John P. Goetz

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	8	$9436.0	2	$4976.5
Other Pooled Investment Vehicles:	24	$3554.2	1	$253.1
Other Accounts:	88	$6742.3	4	$292.8

Antonio DeSpirito

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$8219.3	1	$4916.4
Other Pooled Investment Vehicles:	25	$816.7	0	$0
Other Accounts:	103	$4276.7	3	$854.3

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all large cap value Accounts, whether they be mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Large Company Value Portfolio.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.

Proxy voting for the Large Company Value Portfolio and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio relative to the performance of the Portfolio’s benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. All shares are voting shares (i.e., not phantom stock).

As of December 31, 2013, Messrs. Pzena, Goetz and DeSpirito did not own any shares of the Large Company Value Portfolio.

Ranger

W. Conrad Doenges, portfolio manager of Ranger’s portion of the Small Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

W. Conrad Doenges

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	7	$833.48	0	$0
Other Pooled Investment Vehicles	7	$323.74	0	$0
Other Accounts	27	$989.25	0	$0

Conflicts of Interest

Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.

Multiple Clients

Ranger manages client accounts other than the Small Company Growth Portfolio. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.

As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.

Personal Trading

Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employee in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger prohibits employees from purchasing individual securities for their personal accounts. Employees are required to receive pre-clearance from Ranger’s Chief Compliance Officer prior to selling an individual security owned in a personal account they may have obtained prior to either their employment or adoption of Ranger’s current Personal Trading Policy.

Soft Dollars

Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services that might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.

Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision making process.

Ranger’s portfolio managers receive a salary, as well as a performance based bonus, which may potentially be multiples of an employee’s salary. The portfolio managers and sector managers with ownership also receive a profits interest which is a function of Ranger’s profitability after all operating expenses including bonuses.

Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a team member’s contribution to the client service function, input to the investment process and willingness to work in a team environment.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual’s profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package.

As of December 31, 2013, W. Conrad Doenges beneficially owned no securities of the Small Company Growth Portfolio.

Systematic

Systematic’s team of portfolio managers responsible for the day-to-day management of a portion of the Large Company Value Portfolio is comprised of D. Kevin McCreesh, Chief Investment Officer, and Ronald Mushock, Portfolio Manager. Mr. McCreesh and Mr. Mushock are both Managing Partners of Systematic and are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts.

As of December 31, 2013, information on these other accounts is as follows:

D. Kevin McCreesh

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	1	$56	0	$0.0
Other Pooled Investment Vehicles	1	$25	0	$0.0
Other Accounts	56	$1,956	2	$831

Ronald Mushock

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	9	$3,199	0	$0.0
Other Pooled Investment Vehicles	2	$180	0	$0.0
Other Accounts	299	$5,161	1	$109

Compensation

Certain Systematic employees share equity ownership with AMG as Partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. The compensation package for portfolio managers, D. Kevin McCreesh and Ronald Mushock, both of whom are Managing Partners, consists of a fixed base salary and a share of the firm’s profits based on each partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Potential Conflicts of Interest

Portfolio managers of Systematic oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro-rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs.

Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

As of December 31, 2013, Messrs. McCreesh and Mushock beneficially owned no securities of the Large Company Value Portfolio.

WCM

WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, CA 92651, acts as subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire. WCM is 100% owned by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM. WCM’s portion of the International Fund is team managed by Paul R. Black, Peter J. Hunkel, Michael R. Trigg, and Kurt R. Winrich, CFA. The portfolio managers jointly manage other accounts. As of December 31, 2013, information on these other accounts is as follows:

Paul R. Black, Peter J Hunkle, Michael B. Trigg and Kurt R Winrich, CFA

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered investment companies	6	$562	0	$0
Other pooled investment vehicles	4	$80	0	$0
Other advisory accounts	166	$2,493	2	$131

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation. Peter J. Hunkel and Michael B. Trigg receive a fixed base salary and a variable bonus that is based upon the value of the assets of each fund they manage. Paul R. Black and Kurt R. Winrich, CFA receive a fixed base salary and share in the profitability of WCM from their equity ownership of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

As of December 31, 2013, Messrs. Black, Hunkel, Trigg and Winrich beneficially owned no securities of the Fund.

Thomas White

Thomas White, located at 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605 had approximately $2.278 billion in assets under management as of December 31, 2013. Thomas S. White, Jr. owns more than 75% of the shares of Thomas White. Day to day management of the International Fund is the responsibility of portfolio managers Thomas S. White, Jr., Douglas M. Jackman, CFA, Wei Li, Ph.D, CFA and Jinwen Zhang, Ph.D, CFA. Messrs. White, Jackman, and Li and Ms. Zhang are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

Thomas S. White, Jr.

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered investment companies	4	$1041.2	0	$0
Other pooled investment vehicles	5	$287.6	0	$0
Other advisory accounts	857	$920.2	0	$0

Wei Li, CFA, Ph.D, Jinwen Zhang CFA, Ph.D. and Douglas M. Jackman, CFA

Type of Accounts	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in millions)
Registered investment companies	1	$10.0	0	$0
Other pooled investment vehicles	5	$287.6	0	$0
Other advisory accounts	857	$920.0	0	$0

Conflicts of Interest

At times, Thomas White’s management of other accounts potentially could conflict with the interests of the International Fund. That may occur whether the investment strategies of the other accounts are the same as, or different from, the International Fund’s investment objectives and strategies. For example, the team may need to allocate investment opportunities between the International Fund and another account having similar objectives or strategies, or may need to execute transactions for another account that could have a negative impact on the value of securities held by the International Fund. In addition, similar accounts managed by the Thomas White team may have different cash flow requirements which may result in differences in the timing of the buying or selling of the same security across portfolios. Not all accounts advised by Thomas White have the same management fee. If the management fee structure of another account is more advantageous to Thomas White than the fee structure of the International Fund, Thomas White could have an incentive to favor the other account. At various times, the team may manage other accounts with investment objectives and strategies that are similar to those of the International Fund, or may manage accounts with investment objectives and strategies that are different from those of the International Fund.

Compensation

Thomas White has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Thomas White monitors a variety of areas, including compliance with account investment guidelines and restrictions, the allocation of initial public offerings and other similar investment opportunities, and compliance with Thomas White’s Code of Ethics and with the applicable compliance programs under the 1940 Act and the Investment Advisers Act of 1940.

Messrs. White’s, Jackman’s and Li’s and Ms. Zhang’s compensation is based on a competitive, fixed salary paid by Thomas White, and a discretionary bonus based on Thomas White’s overall economic performance. Compensation is not based on either the International Fund’s pre-tax or post-tax performance or the value of assets held in the International Fund’s portfolio.

As of December 31, 2013, Thomas S. White, Douglas M. Jackman, Wei Li and Jinwen Zhang beneficially owned no securities of the International Fund.

Victory

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael Koskuba, portfolio managers of Victory’s portion of the Large Company Growth Portfolio are also primarily responsible for the day-to-day management of a registered investment company and other advisory accounts. As of December 31, 2013, information on these other accounts is as follows:

Erick F. Maronak, Scott R. Kefer, Jason E. Dahl and Michael Koskuba

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	2	$793.4	0	$0
Other Pooled Investment Vehicles	1	$68.7	0	$0
Other Accounts	41	$1,014.2	0	$0

According to Victory, there are no material conflicts of interest between the portfolio managers’ management of a portion of the Large Company Growth Portfolio’s investments and the investments of the other accounts Victory manages. The portfolio managers at Victory typically manage multiple portfolios using a substantially similar investment strategy as the Fund. The management of multiple portfolios may give rise to potential conflicts of interest. Victory Capital Management Inc. has developed policies and procedures designed to reasonably mitigate and manage the potential conflicts of interest that may arise from side-by-side account management. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in a composite and are, therefore, monitored for deviation via monthly composite reporting. Also, Victory has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Victory states that the portfolio managers for the Fund receive a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including any other accounts for which the Adviser receives a performance fee). The firm states that a manager’s base salary is dependent on the manager’s level of experience and expertise and that Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

Victory states that a portfolio manager’s annual incentive bonus is based on the strategy’s investment performance results. Victory Capital states that it establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on objectives established annually during the first quarter of the fiscal year and are utilized to determine incentive award allocation within the team. Individual performance metrics include portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork. Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% - 100% weighting. The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one, three and five year rolling performance.

In addition to the compensation described above, each of the Fund’s portfolio managers may earn additional incentive compensation based on a percentage of the revenue to Victory attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Victory states that the Fund’s portfolio managers may participate in the equity ownership plan relating to Victory’s parent company, Victory Capital Holdings, Inc. (“VCH”). Victory states there is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority. Mr. Dahl, Mr. Kefer, Mr. Koskuba and Mr. Maronak all own equity in VCH.

As of December 31, 2013, Messrs. Maronak, Kefer, Dahl and Koskuba did not own any shares of the Large Company Growth Portfolio.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each Portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Service Agreements

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investments Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Portfolios’ shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect a Portfolio; assists in the preparation of quarterly board materials; and generally assists in all aspect of a Portfolio’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by each Portfolio to SEI for the years ended December 31, 2011, December 31, 2012 and December 31, 2013:

2011

Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$129,390	$0	$129,390
Large Company Value Portfolio	$23,828	$0	$23,828
Small Company Growth Portfolio	$5,274	$0	$5,274
Small Company Value Portfolio	$7,175	$0	$7,175
Wilshire 5000 IndexSM Fund	$112,287	$0	$112,287
Wilshire International Equity Fund	$129,548	$0	$129,548

2012

Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$130,074	$0	$130,074
Large Company Value Portfolio	$27,833	$0	$27,833
Small Company Growth Portfolio	$4,934	$0	$4,934
Small Company Value Portfolio	$6,308	$0	$6,308
Wilshire 5000 IndexSM Fund	$112,367	$0	$112,367
Wilshire International Equity Fund	$123,481	$0	$123,481

2013

Portfolio	Administration Fee Payable	Reduction in Fee	Net Fee Paid
Large Company Growth Portfolio	$203,656	$0	$203,656
Large Company Value Portfolio	$90,573	$0	$90,573
Small Company Growth Portfolio	$15,571	$0	$15,571
Small Company Value Portfolio	$17,885	$0	$17,885
Wilshire 5000 IndexSM Fund	$126,449	$0	$126,449
Wilshire International Equity Fund	$51,106	$0	$51,106

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Portfolios in the sale of their shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to a Portfolio may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Portfolio, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

For the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, the Distributor received the following in distribution fees from the Portfolios:

Portfolio	2011
Large Company Growth Portfolio	$262,674
Large Company Value Portfolio	$82,757
Small Company Growth Portfolio	$15,902
Small Company Value Portfolio	$25,333
Wilshire 5000 IndexSM Fund	$267,304
Wilshire International Equity Fund	$213,227

Portfolio	2012
Large Company Growth Portfolio	$259,752
Large Company Value Portfolio	$97,293
Small Company Growth Portfolio	$16,186
Small Company Value Portfolio	$22,386
Wilshire 5000 IndexSM Fund	$262,935
Wilshire International Equity Fund	$198,205

Portfolio	2013
Large Company Growth Portfolio	$265,684
Large Company Value Portfolio	$132,444
Small Company Growth Portfolio	$17,582
Small Company Value Portfolio	$29,320
Wilshire 5000 IndexSM Fund	$295,203
Wilshire International Equity Fund	$51,424

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2013 are set forth below.

Portfolio	Printing	Advertising	Compensation to Broker Dealers	Compensation to Sales Personnel	Other	Reimbursements	Total
Large Company Growth Portfolio	$682	$0	$262,488	$11,518	$418	$(10,357)	$264,749
Large Company Value Portfolio	$338	$0	$131,786	$5,517	$418	$(5,822)	$132,237
Small Company Growth Portfolio	$54	$0	$16,681	$898	$543	$—	$18,176
Small Company Value Portfolio	$74	$0	$27,675	$1,232	$418	$(53)	$29,346
Wilshire 5000 IndexSM Fund	$781	$0	$285,424	$12,998	$418	$—	$299,621
Wilshire International Equity Fund	$50,368	$0	$50,368	$3,924	$668	$(4,217)	$50,882

Shareholder Servicing Plan

Each Portfolio has adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider.

Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act (the “Code”). The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Subadviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

PROXY VOTING POLICY AND PROCEDURES

The Subadvisers have been delegated the responsibility for voting the Portfolios’ proxies pursuant to the Investment Subadvisory Agreements. Each Subadviser votes proxies according to proxy voting policies, which are described below. Wilshire monitors the Subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Subadviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Subadvisers is summarized in Appendix A.

PORTFOLIO TRANSACTIONS

Each Subadviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Subadviser allocates portfolio transactions among broker-dealers in the best judgment of the Subadviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Subadvisers. Information so received is in addition to and not in lieu of services required to be performed by the Subadvisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Subadvisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Subadvisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Subadviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Subadvisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.

Although each Subadviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Subadviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Subadviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Subadviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. For the fiscal year ended December 31, 2013, at Wilshire’s request, the Company’s subadvisers directed approximately $77,277,177 of transactions to implement a brokerage commission recapture program. These transactions generated $51,414 in commissions of which approximately $13,520 was retained by the Distributor and $27,506 was returned to the Portfolios to offset Portfolio operating expenses.

For the fiscal years ended December 31, 2013, 2012 and 2011, each Portfolio paid total brokerage commissions as follows:

Portfolio	2013	2012	2011
Large Company Growth Portfolio	$259,078	$142,440	$209,757
Large Company Value Portfolio	$119,777	$44,549	$47,349
Small Company Growth Portfolio	$32,417	$13,282	$16,832
Small Company Value Portfolio	$31,715	$14,120	$22,763
Wilshire 5000 IndexSM Fund	$4,280	$5,128	$17,702
Wilshire International Equity Fund	$159,717	$297,060	$456,323

As of December 31, 2013, each Portfolio held the following securities of their regular brokers or dealers as follows:

Brokers or Dealers	Market Value
Large Company Growth Portfolio
Morgan Stanley	$1,505,280
Large Company Value Portfolio
JP Morgan	$3,841,785
Citigroup	$3,546,138
Goldman Sachs	$2,225,322
Morgan Stanley	$1,600,238
USB AG	$1,260,875
State Street Corp	$774,631
Bank of New York Mellon	$455,583
Small Company Growth Portfolio	None
Small Company Value Portfolio	None
Wilshire 5000 IndexSM Fund
JP Morgan Chase	$2,382,124
Citigroup	$1,694,357
Goldman Sachs	$759,204.58
Morgan Stanley	$484,512
Bank of New York Mellon	$416,240.22
State Street Corp	$366,216
Wilshire International Equity Fund
UBS AG- Registered	$258,489
Barclays	$193,876.68

NET ASSET VALUE

The NAV per share of each class of each Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by the Portfolio. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the

Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.

Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the securities that are used for such a payment.

REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes DST to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by DST to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if DST receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to DST. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account. Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if you redeem more than $50,000, your address of record has changed in the last 60 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization. Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-888-200-6796 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize DST to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by DST to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of a Portfolio being exchanged must have a value of at least the minimum initial investment required for a Portfolio into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a Portfolio being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisers before making an investment decision.

Regulated Investment Companies

The Company’s management believes that each Portfolio qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2013 and intends to meet the same qualifications for the fiscal year ending December 31, 2014. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, a Portfolio will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the

Portfolio controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Index Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

A Portfolio generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s net realized short-term capital gains, are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Portfolios is derived from certain qualifying dividends. Dividend income earned by a Portfolio will be so eligible only if a Portfolio has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her Portfolio shares. After the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to a Portfolio’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is 20% for individual and other noncorporate shareholders. Corporate shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of a Portfolio may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other shares of the Portfolio or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Portfolio may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Portfolio’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of a Portfolio’s income and gains and distributions to shareholders, affect whether the Portfolio has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Portfolio may invest in certain derivatives and other investments in the future.

Other Investments

If a Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Portfolio must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Portfolio may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Portfolio invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Portfolio elects to include the market discount in income as it accrues.

A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. None of the Portfolios (except the International Fund, see below) expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Portfolio, with the result that the Portfolio’s net investment income will be reduced by the foreign taxes paid by the Portfolio and the Portfolio’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss.

The International Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). If the International Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the Fund would be allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each shareholder would then be required to: (1) include in gross income (in addition to taxable dividends actually received) its pro rata share of such foreign taxes paid by the Fund; (2) treat its pro rata share of such foreign taxes as having been paid by it; and (3) either deduct its pro rata share of such foreign taxes in computing its taxable income or use it as a foreign tax credit against its U.S. federal income taxes, subject in both cases to certain limitations. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, the character of the income or capital gains that a Portfolio receives from another investment company, including certain ETFs, will pass through to the Portfolio’s shareholders as long as the Portfolio and the other investment company each qualify as regulated investment companies. However, if a Portfolio invests in another investment company that qualifies as a regulated investment company and the investment company realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Portfolio will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Portfolio (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests.

Other Tax Information

The Portfolios may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty). However, effective for taxable years of a Portfolio beginning before January 1, 2014, the Portfolio will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Portfolio and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Portfolio. A Portfolio may choose not to designate such amounts.

The exemption from withholding for redemptions and distributions has expired and such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled. It is currently unclear whether Congress will extend the exemption from withholding described above for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Portfolio to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Portfolio may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Portfolio dividends and distributions and on the proceeds of the sale, redemption, or exchange of Portfolio shares. A Portfolio may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Portfolio that are attributable to gain from “United States real property interests” (“USRPIs”). The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Portfolio is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Portfolio that are attributable to (a) gains realized on the disposition of USRPIs by the the Portfolio and (b) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of legislation, on or after January 1, 2014, this “look-through” treatment for distributions by a Portfolio to foreign persons applies only to such distributions that are attributable to distributions received by the Portfolio from a lower-tier REIT and are required to be treated as USRPI gain in the Portfolio’s hands. It is currently unclear whether Congress will extend this provision and what the terms of any such extension would be, including whether any such extension would have retroactive effect.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Portfolio, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Portfolio will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Portfolio did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Portfolio that such distribution is qualified short-term gain or net capital gain) and the Portfolio must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Portfolio is a United States real property holding corporation or former United States real property holding corporation, the Portfolio may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

The exemption from withholding for redemptions and distributions has expired and such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled. It is currently unclear whether Congress will extend the exemption from withholding described above for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

At December 31, 2013, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Portfolio

	2016	2017	2018
Large Company Growth Portfolio	$—	$—	$—
Large Company Value Portfolio	$—	$1,957,417	$—
Small Company Growth Portfolio	$—	$—	$—
Small Company Value Portfolio	$—	$—	$—
Wilshire 5000 IndexSM Fund	$6,282,262	$30,139,484	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Portfolio will generally be able to carry forward such capital losses indefinitely. A Portfolio’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six Portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund—each of which has multiple classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to April 2, 2013, the Wilshire International Equity Fund was named the Wilshire Large Cap Core Plus Fund. The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares
Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2013 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

APPENDIX A – PROXY VOTING POLICIES

Cornerstone

Cornerstone uses a third-party proxy voting administrator, Institutional Shareholder Services, Inc. (“ISS”) to monitor proxies, recommend voting decisions and ensure that proxies are submitted in a timely manner. Cornerstone’s Investment Policy Committee makes the final decision on how to vote proxies, though it will generally follow the recommendations of the proxy voting administrator. Whenever the proxy voting administrator identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis by the Investment Policy Committee.

Occasions may arise during the voting process in which the best interests of Cornerstone conflicts with those of its clients, including those of the Large Company Growth Portfolio. Cornerstone’s policy is to vote proxies in the best interests of its clients. To minimize any conflicts of interest, Cornerstone generally votes proxies pursuant to predetermined guidelines based on the recommendation of ISS, an independent third party.

Los Angeles Capital

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of its clients. The process includes use of an independent voting agent who provides proxy analysis, internal research and use of independent research from consultants. The Firm has a voting policy but ultimately retains the right to cast each vote on a case-by-case basis. The process also takes into account any restrictions imposed by the fund. The firm’s Proxy Committee oversees the proxy process and is responsible for identifying any conflicts of interest.

NWQ

NWQ’s Proxy Voting Committee is responsible for oversight of the proxy voting process. NWQ has engaged the services of MSCI Institutional Shareholder Services (“ISS”) to make recommendations to NWQ on the voting of proxies relating to securities held in its clients’ accounts. NWQ reviews and frequently follows ISS recommendations. However, in selected instances, NWQ may not vote in accordance with the ISS recommendations when NWQ believes that specific ISS recommendations are not in the best economic interests of the Small Cap Value Portfolio and its shareholders.

Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Moreover, in the event that NWQ determines that it has a material conflict of interest in voting a proxy, NWQ has adopted procedures to address how it will vote in these situations. If the Company requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the Company only if NWQ is not able to follow the Company’s request.

NWQ Investment Management Company, LLC

Proxy voting policies and procedures

1.	Application; General Principles

1.1
These Proxy Voting Policies and Procedures apply to securities held in client accounts over which NWQ Investment Management Company, LLC (“NWQ”) has voting authority, directly or indirectly. Indirect voting authority exists where NWQ’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2
NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of NWQ or any other client of NWQ. Where NWQ shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate and proxy voting authority is not reserved by NWQ, proxy voting shall be delegated to the advisory affiliate in accordance with its proxy voting policies and procedures, as amended from time to time, (subject to Section 2 with regard to determination it may be in clients’ overall best interests not to vote).

2.	Voting; Procedures

2.1	To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

2.2
The Proxy Voting Committee shall be comprised of at least one senior portfolio manager. The Committee may also seek the assistance of others, including investment, operations, legal or compliance personnel as necessary.

2.2.1	The Proxy Voting Committee shall:

•
supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ (see Section 3 for definition of material conflict of interest) and the proxy voting process in respect of securities owned by or on behalf of such clients;

•	determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

•	determine when NWQ may deviate from these Policies and Procedures.

2.3
Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, NWQ has adopted the guidelines of and will generally vote in accordance with the recommendations of Risk Metrics Group (“RMG”) (formerly, Institutional Shareholder Services, Inc.), as such guidelines may be updated from time to time (the current guideline summaries are attached hereto as Exhibit A). In select other cases, NWQ may agree generally to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines (guideline summary available on request). The applicable recommendations and guidelines employed by NWQ shall be referred to herein as the “Guidelines” and the “Recommendations” respectively. As a general matter, unless otherwise restricted NWQ reserves the right to override the applicable Recommendations or Guidelines in any situation where it believes that following such Recommendations or Guidelines is not in its clients’ best interests.

2.3.1
Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines.

2.3.2
Where any material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, NWQ may (i) vote in accordance with the recommendation of an alternative independent third party (who may be a proxy voting service) or (ii) disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself (and document the basis for the decision).

2.4
NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

2.4.1
Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).

2.4.2
To the extent that NWQ receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ’s interest in maximizing the value of client investments. NWQ may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

2.4.3
In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.	Material Conflicts of Interest

3.1	Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

3.1.1
The issuer is an institutional separate account client of NWQ or wrap program in which NWQ participates as an investment manager that paid fees to NWQ for the prior calendar year in excess of 1% of NWQ’s annual revenues for that year. This analysis will be performed in February of each year.

3.1.2
The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative1 of any such person is or was (within the past three years of the proxy vote) an executive officer or director employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ’s last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim. This analysis will be performed in February of each year.

3.1.3	Any other circumstance that NWQ is aware of where NWQ’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

3.1.4
Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the

1	For the purposes of these Guidelines, “relative” includes the following family members: spouse, minor children or stepchildren.

terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

3.1.5
Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors.

3.1.6
Notwithstanding the foregoing, business arrangements that NWQ is not actively involved in shall not be deemed to raise a material conflict of interest for NWQ. For example, if NWQ is aware that an issuer is considering the inclusion of an NWQ-advised fund in its 401(k) plan menu, but NWQ is not actively soliciting the business, NWQ shall not be deemed to have a material conflict of interest in voting proxies of the issue.

4.	Recordkeeping and Retention

4.1	NWQ shall retain records relating to the voting of proxies, including:

4.1.1
Copies of these Policies and Procedures and any amendments thereto. Copies of applicable Policies and Procedures adopted by NWQ’s advisory affiliate with regard to any securities in client accounts managed under shared investment discretion (as referenced in section 1.2 above), and any amendments thereto.

4.1.2
A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or foreign regulator (“Proxy Statement”), or English translation of Proxy Statement as made available through a third party service provider regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or proxy statements (referenced in section 2.3.2 above) not voted.

4.1.3
Records of each vote cast by NWQ (or its advisory affiliate, as applicable) on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).

4.1.4	A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

4.1.5
A copy of each written request for information on how NWQ (or its advisory affiliate, as applicable) voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how such proxies were voted.

4.2
These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

4.3	NWQ may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements, ballots and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

Pzena

Pzena subscribes to Institutional Shareholder Services’ (“ISS”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines, or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s guidelines include procedures for addressing such conflicts, including deferral to the recommendation of ISS where appropriate. The Chief Compliance Officer may also convene a meeting of Pzena’s proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS recommendations. Pzena generally withholds votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent. Pzena generally does not support shareholder proposals to vote against directors unless it determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns. Pzena generally supports proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.

Compensation and Benefit Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g., resignation). In general, Pzena will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved board and committee representation.

This summary is qualified in its entirety be reference to Pzena’s Proxy Voting Policy.

Ranger

It is Ranger’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Small Company Growth Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger’s compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interests of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.

Systematic

Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic

As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.

Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.

The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.

Voting Guidelines

Systematic maintains five sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish to be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Policy when voting on behalf of the client. Systematic may process certain proxies, or certain proposals within such proxies, without voting, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by the agent on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic’s maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act.

Thomas White

Thomas White International, Ltd. (“TWI” or the “firm”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with the firm’s fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and fiduciary standards and responsibilities for ERISA accounts.

TWI’s actions reflect the investment policy goals of its clients. All proxies are voted in accordance with the firm’s responsibility to act solely in the interest of the plan beneficiaries and in a manner that maximizes the economic value of the underlying shares. Clients may request a listing of how proxies were voted by TWI for their account.

The Chief Compliance Officer of TWI shall administer and oversee the proxy voting process.

PROCEDURES

TWI, when the advisory contract calls for it, will vote as instructed by the client.

The client’s custodian or other agent will forward, or cause to be forwarded to TWI all relevant proxy materials. The proxy administrator will review all materials and categorize according to issue and proposing party. Each issue will be reviewed by the proxy administrator to assess the extent to which there may be a material conflict between TWI’s interests and those of the client. In the event that a material conflict arises, TWI will disclose the conflict to clients and obtain their consents before voting. The proxy administrator will vote the proxy in accordance with the firm’s policies and procedures and return the voted proxy to the issuer or its information agent.

The proxy administrator will periodically reconcile proxies received against holdings on the record date of client accounts over which TWI has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

TWI will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.

CATEGORIES OF ISSUES - MANAGEMENT PROPOSALS

A.
Routine Matters/Corporate Administrative Items. The policy of TWI generally is to support the nominees to the board of the directors so long as the nominees have shown responsibility to the welfare of the shareholders. TWI typically supports managements’ choice of auditors.

B.	Cumulative Voting. TWI will reject any proposal to dismantle cumulative voting provisions.

C.
Stock Authorizations: TWI will vote against any common stock authorization that does not appear to be related to the future legitimate operation of the company. Unless management’s argument in defense of their proposal to authorize blank check preferred stock is rational, TWI will vote against these proposals.

A.
Changes in Voting Rights. TWI recognizes the voting rights of its common stock holdings to be valuable assets. The firm will support all one-share-one-vote provisions and will resist any proposals that would dilute the voting power of shares held by the firm’s clients.

B.
Stock Option Plans and Employee Compensation. It is TWI’s approach to carefully study each proposal on a case by case basis to determine whether the proposal is used primarily as an anti-takeover device or subverts the incentive-based purpose of the plans. TWI must vote in opposition to any proposal that appears to be an anti-takeover device

C.
Mergers/Acquisitions. TWI’s stated policy objective would lead to the acceptance of any management proposal to merge with another company so long as the bid price is a notable premium over the trading price, and assuming no attractive bid from a third party is forthcoming.

D.	Classified Board. TWI will vote to oppose the institution of a classified board and will vote in favor of its repeal wherever they have already been installed.

E.
Director & Officer Liability and Indemnification. Although such provisions can serve to entrench management by making them immune from personal accountability, TWI generally will support these provisions. Given the current highly litigious environment it may be necessary to provide this kind of protection in order to attract good managers and directors. TWI may, however, vote against such measures if they are accompanied by a number of anti-takeover defenses and/or in those cases where TWI favors a potential acquirer in a challenge for corporate control.

F.
Fair Price Provisions. TWI feels that the shareholders themselves are the best judges of what is and what is not a “fair price” for their shares. Accordingly, TWI must vote against such provisions and support any proposition that would eliminate them.

G.
Other Proposals. TWI will judge each proposal on a case by case basis. In deciding how to vote the firm will refer to TWI’s general guidelines statement. When TWI invests in a company, it feels that the company is generally well managed. TWI defines this as working to achieve the best return for their stockholders.

CATEGORIES OF ISSUES - SHAREHOLDER PROPOSALS

A.
Confidential Voting. It is the opinion of TWI that the cost of installing confidential voting is small compared to the gains. As the goal of TWI is to pursue the economic interests of its clients, it is also firm policy to vote in support of confidential voting.

B.	Cumulative Voting. TWI’s policy is to generally vote in favor of cumulative voting provisions and to oppose their removal.

C.	Equal Access to the Proxy Statement. TWI supports equal access to the proxy material and vote against any proposal that would curtail this access.

D.
Anti-Greenmail. As the payment of greenmail has been found to have a negative effect on the market price of the company’s shares, it is TWI’s policy to reject this discriminatory payment to a single shareholder.

E.
Restore Preemptive Rights. It is the opinion of TWI that the restoration of preemptive rights may not be in the best interest of its clients. It is possible to preserve one’s proportionate ownership in a company without preemptive rights and the restoration of these rights may well have an adverse effect on the company’s fund raising ability.

F.
Repeal Classified Board. For reasons outline under Management Proposals above, TWI generally supports any proposal that would end a classified board scheme in any of the companies in which it holds stock.

G.	Amend Supermajority Rule. TWI feels that poison pill plans act to reduce share value and, therefore, any proposal that would weaken or reduce the poison pill generally will be supported.

H.
Opt Out of State Takeover Laws. TWI concludes that state takeover laws serve to entrench management and to inhibit the full market valuation of the adopting company’s shares. TWI must, therefore, vote to opt out this restriction whenever it appears.

I.	Minimum Stock Ownership. TWI’s general policy guidelines would lead to a review of each case by itself when making voting decisions regarding this issue.

J.
Social/Political Issues. TWI’s fiduciary responsibilities direct it to work to achieve maximization of portfolio values. The firm cannot use our proxy voting prerogative to affect the goals of private groups or individuals at the economic expense of its clients and would therefore typically vote against such proposals.

K.
Recommendation to Redeem Poison Pill (Shareholders Rights). Since poison pill plans usually have onerous effects on share value, TWI generally will vote to reject all existing forms of poison pill plans.

L.
Require Shareholder Approval of Any Targeted Share Placement. In so far as management’s unrestrained capacity to perform a targeted share placement serves to entrench management and inhibit the full valuation of the clients’ shares, TWI will vote for any carefully written proposals that would allow shareholders a vote on such a placement.

M.	Disclose Government Service Disclose Employee or Director Compensation. It is TWI’s policy to generally abstain from voting on or to reject such proposals.

SECURITIES LITIGATION

A.
Securities Litigation. The filing of Proof of Claims for class action lawsuits is not one of the services which TWI typically provides to clients. The firm will forward any materials received regarding class action lawsuits and bankruptcies to the client at their address of record.

Victory

Victory votes client securities in the best interests of the client. This entails voting client proxies with the objective of increasing the long-term economic value of client assets. Victory’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account. In such cases, we consider, among other things:

•	the effect of the proposal on the underlying value of the securities

•	the effect on marketability of the securities

•	the effect of the proposal on future prospects of the issuer

•	the composition and effectiveness of the issuer’s board of directors

•	the issuer’s corporate governance practices

•	the quality of communications from the issuer to its shareholders

Victory may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. We may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

Victory will agree to allow a client to retain their right to vote their securities. This preference is mutually agreed upon between the client and Victory in the investment management agreement prior to the date on which we begin managing the account.

Occasionally, conflicts of interest arise between our interests and those of a client. When this occurs, we document the nature of the conflict and vote according to our guidelines. However, if the conflict is not mitigated by this approach, we will seek the opinion of the Chief Compliance Officer, or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member on the board of the issuer), they will abstain from voting.

Reasonable efforts will be made to monitor and keep abreast of corporate actions. All stock will be voted, provided there is sufficient time and information available. Victory maintains a written record of its voting activity, including supporting documentation that determined the direction of the vote.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies and proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

In order to obtain information on how we voted your specific proxies, you may contact your client manager or send an email to VictoryClientService@vcm.com

For a copy of Victory’s Proxy Policy and Procedures, please visit our website at www.vcm.com or send an email to compliance_victory@vcm.com.

WCM Investment Management

Proxy Voting

WCM has written proxy voting policies and procedures as required by Advisers Act Rule 206(4)-6. Under these policies and procedures, WCM votes proxies relating to equity portfolio securities in the best economic interests of Clients, unless the Client contract specifies that WCM will not vote. WCM believes that its Clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing Investors potential financial gain through voting proxies. WCM has therefore engaged and adopted the U.S. Policy, International Policy and Investment Manager Policy of Glass Lewis. In the event of a special Client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive.

In the event WCM does not have the authority to vote proxies on a Client’s behalf, Clients should instruct their custodian to send proxies directly to them. Any proxies erroneously received by WCM for the Client will be forwarded to the Client. Clients are welcome to contact WCM with questions regarding proxy ballots or other solicitations.

WCM acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, such conflict will be mitigated by the fact that WCM always votes with Glass Lewis’ recommendation in this situation. In the event that a conflict of interest arises between

Glass Lewis and a Client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the management team responsible for holding that particular security who will make a determination as to what would be in the Client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

For each proxy, WCM maintains all related records as required by applicable law. WCM will not disclose proxy votes for a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that WCM may serve as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXSM FUND

QUALIFIED CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

May 1, 2014

This Statement of Additional Information (“SAI”) provides supplementary information for the Qualified Class Shares of the Wilshire 5000 IndexSM Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Qualified Class Shares of the Fund dated May 1, 2014 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2013 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual and semi-annual reports by contacting us at Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-888-200-6796.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	8
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	15
INVESTMENT ADVISORY AND OTHER SERVICES	16
CODE OF ETHICS	22
PROXY VOTING POLICY AND PROCEDURES	22
PORTFOLIO TRANSACTIONS	23
NET ASSET VALUE	24
PURCHASE AND REDEMPTION OF SHARES	24
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	25
OTHER INFORMATION	28
FINANCIAL STATEMENTS	29

WIL-SX-006-0200

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Qualified Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as the subadviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract (“Contract”) purchased by your employer from an insurance company (“Insurer”) with which the Fund has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer’s Contract disclosure document. Once you are invested in Qualified Class Shares of the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. Depending on your employer’s Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts (“Contract Owners”) should consider their investment objectives and tolerance for risk when making an investment decision. The Fund’s net asset value (“NAV”) is not fixed and should be expected to fluctuate. You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

2

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Los Angeles Capital to be of comparable quality.

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These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Los Angeles Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s NAV, decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Los Angeles Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

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Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of Los Angeles Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Fund. A fund that seeks to claim the exclusion is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Fund was no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Fund and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in

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the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

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Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Recent Market Events Risk. Over the past several years, events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The U.S. government, the Federal Reserve, the Treasury, the Commission, the CFTC, the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have taken actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the Commission, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cyber Security Risk.  Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, sub-adviser, custodians, transfer agent and other third party service providers may adversely impact the Fund.  For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in materials adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the subadvisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the subadviser have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Inc. and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the subadviser or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the

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Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33 1/3% of its total assets, a Portfolio shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

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DIRECTORS AND OFFICERS

The Board, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 62	Director	Since 2011	Adjunct Professor, Columbia Business School; Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities (2007 to 2009)	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance Ltd.; Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 65	Director	Since 2002	Vice President, University Medical Foundation, (2006 to Present); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)
Edward Gubman, 62	Director	Since 2011	Founder and Principal, Strategic Talent Solutions (2004 to Present); Consultant, Gubman Consulting (2001 to 2003); Account Manger and Global Practice Leader, Hewitt Associates (1983 to 2000)	15	Wilshire Variable Insurance Trust (9 Funds)
Suanne K. Luhn, 59	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)
George J. Zock, 63	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 Funds); Armed Forces Insurance Exchange

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
OFFICERS
Jason Schwarz, 39	President	Since 2012	Managing Director, Wilshire Associates Incorporated (Since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005).	N/A	N/A
Helen Webb-Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (Since 2003); Associate Director, First Quadrant, L.P. (Since 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 37	Vice President	Since 2011
Managing Director, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)
				N/A	N/A
James E. St. Aubin, 36	Vice President	Since 2009	Managing Director and Senior Portfolio Manager in Wilshire’s Funds Management Group (Since 2008); Senior Consultant at Ibbotson Associates – a division Morningstar Inc. (2004 to 2008)	N/A	N/A
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer (Since 2012), Controller (2009 to 2012), Wilshire Associates Incorporated; Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A

(1)
Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

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Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Director of the Company since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms. Cannella is also currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of  Unity Health Insurance Company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel

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Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003. Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of five Directors, all of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance,valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The

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Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees

The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee.

The Audit Committee held four meetings in 2013. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are Independent Directors, include Mr. Gubman (chairperson) and Ms. Cannella. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2013, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

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Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Margaret M. Cannella	None	None
Roger A. Formisano	None	None
Edward Gubman	None	None
Suanne K. Luhn	None	$10,001 – 50,000
George J. Zock	$10,001 – 50,000	$10,001 – 50,000

As of April 4, 2014, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of the Qualified class of the Fund.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000 and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2013. The Company does not compensate any of the officers

Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Margaret M. Cannella	$17,027	N/A	N/A	$34,333
Roger A. Formisano	$17,337	N/A	N/A	$35,000
Edward Gubman	$16,871	N/A	N/A	$34,000
Suanne K. Luhn	$17,337	N/A	N/A	$35,000
George J. Zock	$22,826	N/A	N/A	$46,000

*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Qualified Class shares of the Fund as of April 4, 2014. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed a “control person,” as defined by the 1940 Act.

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Shareholders	Percentage Owned
DST Systems Inc	24.93%
Output Audit Acct
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

DST Systems Inc	24.94%
Output Audit Account
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

SEI Private Trust Company Cust	24.94%
IRA A/C DST IRA Audit Acct
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

SEI Private Trust Company Cust	25.20%
IRA A/C DST IRA Audit Acct
Attn Wilshire Funds CRM Team
430 W 7th St
Kansas City, MO 64105-1407

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002, as amended December 31, 2011 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire. Los Angeles Capital is the subadviser to the Fund pursuant to a subadvisory agreement between Wilshire and Los Angeles Capital dated April 1, 2002, as amended (the “Subadvisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, the Company will pay Wilshire annual fees of 0.10% of the average daily net assets of the Fund on the first $1 billion and 0.07% thereafter. All advisory fees are accrued daily. For the fiscal years ended December 31, 2011, 2012 and 2013, the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets, were as follows:

	Advisory Fee Paid	% of Average Net Assets
2011	$160,411	0.10%
2012	$160,525	0.10%
2013	$180,642	0.10%

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The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more subadvisers to manage the Fund or portions thereof. Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreement and Fees

Under the Subadvisory Agreement, the fees payable to Los Angeles Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, 2011, 2012 and 2013 the subadvisory fees paid to Los Angeles Capital by Wilshire with respect to the Fund, and the corresponding percentages of net assets, were as follows:

	Subadvisory Fee Paid	% of Average Net Assets
2011	$73,830	0.05%
2012	$64,386	0.04%
2013	$72,082	0.04%

Los Angeles Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other subadvisers with respect to any portion of the assets of the Fund other than the portion to be managed by Los Angeles Capital.

Los Angeles Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Los Angeles Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. Los Angeles Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by Los Angeles Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Subadvisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Subadvisory Agreement will continue in effect unless sooner terminated as provided in the Subadvisory Agreement, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

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Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Los Angeles Capital

Los Angeles Capital manages the Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda and David R. Borger. Thomas D. Stevens, CFA-Chairman and President, Principal; Hal W. Reynolds, CFA-CIO, Principal; and Daniel E. Allen, CFA-Director of Global Equities, Principal are the senior portfolio managers for the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013.

Thomas D. Stevens, CFA; Hal W. Reynolds, CFA; and Daniel E. Allen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	12	$3,363	1	$1,790
Other Pooled Investment Vehicles	13	$3,654	3	$1,975
Other Accounts	28	$8,680	6	$6,013

As of December 31, 2013, Los Angeles Capital managed 54 portfolios against 23 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has adopted policies and procedures with respect to the disclosure of information about securities in the fund’s portfolio that it believes address the potential for conflicts of interest between the fund, the firm and an underwriter of the fund. These policies include prohibitions on disclosure of client/fund holdings and prohibitions on using knowledge about pending or currently considered securities transactions for personal gain. As part of the testing of these policies, the firm requires employees to obtain pre-clearance of purchases and sales of securities from members of both the Trading and Compliance Departments.

Los Angeles Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts of interests associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. Potential issues could involve an allocation of securities among multiple client accounts, use of information regarding the timing of trades, allocations of securities between client accounts and proprietary accounts, and differences in fees among client accounts that could impact investment professionals’ compensation. Los Angeles Capital believes that its policies and procedures are reasonably designed to address these issues.

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Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program. Total compensation includes a base salary fixed from year to year and a variable performance bonus to reflect the individual’s contributions to the firm and Los Angeles Capital’s business as a whole. In addition, portfolio managers may participate in the firm’s profit sharing plan at the level generally offered to similarly situated employees of the firm, and if a shareholder of the firm, receive a percentage of the firm’s overall profits. Los Angeles Capital’s portfolio manager compensation is not tied to fund performance.

As of December 31, 2013, Messrs. Stevens, Reynolds and Allen did not own shares of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Service Agreements

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. SEI Investments Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by the Company to SEI for the years ended December 31, 2011, December 31, 2012 and December 31, 2013:

Administration Fees
December 31, 2011	$112,287
December 31, 2012	$112,367
December 31, 2013	$126,449

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

For the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, the Distributor received the following in distribution fees from the Fund:

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Distribution Fees
December 31, 2011	$267,304
December 31, 2012	$262,935
December 31, 2013	$304,099

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Qualified Class Shares of the Fund reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Fund. Amounts spent on behalf of the Qualified Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2013, are set forth below.

	Printing	Advertising	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Reimbursement	Total
2013	$0	$0	$0	$0	$0	$0	$0

Shareholder Servicing Plan

The Fund has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain non-distribution shareholder services provided by Insurers or other financial intermediaries.

Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.

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Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”) pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Los Angeles Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

Los Angeles Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the subadvisory agreement. Los Angeles Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors Los Angeles Capital’s compliance with its stated policies and reports to the Board annually on any proxies that were not voted in accordance with Los Angeles Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or Los Angeles Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of Los Angeles Capital is summarized below.

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Los Angeles Capital

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of its clients. The process includes use of an independent voting agent who provides proxy analysis, internal research and use of independent research from consultants. The Firm has a voting policy but ultimately retains the right to cast each vote on a case-by-case basis. The process also takes into account any restrictions imposed by the fund. The firm’s Proxy Committee oversees the proxy process and is responsible for identifying any conflicts of interest.

PORTFOLIO TRANSACTIONS

Los Angeles Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, Los Angeles Capital allocates portfolio transactions among broker-dealers in the best judgment of Los Angeles Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to Los Angeles Capital. Information so received is in addition to and not in lieu of services required to be performed by Los Angeles Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to Los Angeles Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Los Angeles Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Los Angeles Capital has procedures in place to monitor best execution. Los Angeles Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

Although Los Angeles Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, Los Angeles Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which the subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. For the fiscal year ended December 31, 2013, at Wilshire’s request, the Company’s subadviser directed approximately $3,920,160 of transactions to implement a brokerage commission recapture program. These transactions generated $994.23 in commissions of which approximately $447.69 was retained by the Distributor and $331.57 was returned to the Fund to offset Fund operating expenses.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid total brokerage commissions of $17,702, $5,128 and $4,280, respectively.

As of December 31, 2013, the Fund held the following securities of its regular brokers or dealers as follows:

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Brokers or Dealers	Market Value
JP Morgan Chase Bank	$2,382,124
CitiGroup	$1,694,357
Goldman Sachs	$759,204.58
Morgan Stanley	$484,512
Bank of New York Mellon	$416,204.22
State Street Corp	$366,216

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Purchases and Redemptions of Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the

24

Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information.” For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer’s Contract disclosure statement.

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Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2013 and intends to meet the same qualifications for the fiscal year ending December 31, 2014. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Hedging Transactions

If an Insurer holds shares of the Fund while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer’s risk of loss in its Fund shares (an “offsetting position”), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Fund shares will be required to be deferred to the extent of any unrealized appreciation in the short position and (ii) such holding will limit the Insurer’s ability to claim the corporate dividends received deduction in respect of Fund dividends.

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Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

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The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Funds’ investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that the Fund’s net investment income will be reduced by the foreign taxes paid by the Fund and the Fund’s shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Other Tax Information

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

Capital Loss Carry Forwards

At December 31, 2013, the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2016	2017	2018
$6,282,262	$30,139,484	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Fund will generally be able to carry forward such capital losses indefinitely. The Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six portfolios – Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to April 2, 2013 the Wilshire International Equity Fund was named the Wilshire Large Cap Core Plus Fund. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

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Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders will receive annual and semi-annual reports that include the Fund’s financial statements.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Fund contained in its annual report for the fiscal year ended December 31, 2013 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE 5000 INDEXSM FUND

HORACE MANN CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://advisor.wilshire.com)

May 1, 2014

This Statement of Additional Information (“SAI”) provides supplementary information for the Horace Mann Class Shares of the Wilshire 5000 IndexSM Fund (the “Fund”) of Wilshire Mutual Funds, Inc. (the “Company”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Horace Mann Class Shares of the Fund dated May 1, 2014 and is incorporated by reference in its entirety into the prospectus. The financial statements contained in the Fund’s annual report for the fiscal year ended December 31, 2013 are incorporated by reference into this SAI. You can obtain free copies of the prospectus and annual report by contacting us at: Wilshire Mutual Funds, Inc., c/o DST Systems, P.O. Box 219512, Kansas City, MO 64121-9512, or calling 1-877-720-3701.

THE FUND	2
INVESTMENT POLICIES AND RISKS	2
DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8
DIRECTORS AND OFFICERS	9
PRINCIPAL HOLDERS OF SECURITIES	15
INVESTMENT ADVISORY AND OTHER SERVICES	16
CODE OF ETHICS	21
PROXY VOTING POLICY AND PROCEDURES	22
PORTFOLIO TRANSACTIONS	22
NET ASSET VALUE	23
PURCHASE AND REDEMPTION OF SHARES	24
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES	25
OTHER INFORMATION	29
FINANCIAL STATEMENTS	30

WIL-SX-005-0200

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Horace Mann Class Shares of the Fund. The Company also offers other classes of shares of the Fund in separate prospectuses and SAIs. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as the subadviser for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

Horace Mann Class Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. (“Horace Mann”). Horace Mann is a registered broker/dealer with the Financial Industry Regulatory Authority and a wholly owned subsidiary of the Horace Mann Educators Corporation.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below:

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

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Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the “1940 Act”), to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Lending Fund Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Los Angeles Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Los Angeles Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

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Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Although the Fund does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Fund’s net assets will be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s net asset value (“NAV”), decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Los Angeles Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading

4

day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of Los Angeles Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Fund. A fund that seeks to claim the exclusion is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Fund was no longer able to claim the exclusion, Wilshire would be required to register as a “commodity pool operator” on behalf of the Fund and Wilshire would be subject to regulation under the Commodity Exchange Act.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Wilshire 5000 IndexSM or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or SAI.

Foreign Securities. The Fund may include securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be

5

as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Preferred Stock. The Fund may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. The Fund may invest up to 5% of its assets in convertible securities when it appears to Los Angeles Capital that it may not be prudent to be fully invested in common stocks. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants and Rights. The Fund may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Recent Market Events Risk. Over the past several years, events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

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These market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some case, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.

The U.S. federal Government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the market and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Cyber Security Risk. Investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber -attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the Fund or its adviser, sub-advisers, custodians, transfer agent and other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in materials adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the subadvisers of information about the portfolio holdings and characteristics of each portfolio of the Company. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer (“CCO”) of the Company. Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the subadviser have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Inc. and Investor Responsibility Research Center, Inc. (“IRRC”), pursuant to proxy voting agreements under which the portfolio holdings information of certain portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the subadviser or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by

7

them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Fund, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations, with the exception of the limitation on borrowing. The Fund may not:

1.	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2.
Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3.
Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4.
Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

5.
Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6.
Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.
Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8.	With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9.
Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

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With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33 1/3% of its total assets, a Portfolio shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.
Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Margaret M. Cannella, 62	Director	Since 2011	Adjunct Professor, Columbia Business School; Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities (2007 to 2009)	15
Wilshire Variable Insurance Trust, Inc. (9 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); Watford Reinsurance, Ltd .; Advanced Pierre Foods; Princeton-in-Asia

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Roger A. Formisano, 65	Director	Since 2002	Vice President, University Medical Foundation, (2006 to Present); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 Funds)
Edward Gubman, 62	Director	Since 2011	Founder and Principal, Strategic Talent Solutions (2004 to Present); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	15	Wilshire Variable Insurance Trust (9 Funds)
Suanne K. Luhn, 59	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Variable Insurance Trust (9 Funds)
George J. Zock, 63	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 Funds); Armed Forces Insurance Exchange
OFFICERS
Jason Schwarz, 39	President	Since 2012	Managing Director, Wilshire Associates Incorporated (Since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (Since 2005).	N/A	N/A
Helen Webb-Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated (Since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited
				N/A	N/A
Reena S. Lalji, 42	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A

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Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Nathan R. Palmer, 37	Vice President	Since 2011
Vice President, Wilshire Funds Management (Since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)
				N/A	N/A
James E. St. Aubin, 36	Vice President	Since 2009	Senior Portfolio Manager in Wilshire’s Funds Management Group (Since 2008); Senior Consultant at Ibbotson Associates – a division Morningstar Inc. (2004 to 2008)	N/A	N/A
Michael Wauters, 48	Treasurer	Since 2009	Chief Financial Officer (Since 2012), Controller (2009 to 2012), Wilshire Associates Incorporated; Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A

(1)
Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 70th birthday. Officers are elected by the board on an annual basis to serve until their successors have been elected and qualified.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella. Ms. Cannella has served as a Director of the Company since 2011 and is chairperson of the Investment Committee since 2012. She has also served as a Board member of other funds in the Wilshire Funds complex since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004. Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware). Ms. Cannella is also currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also

11

past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano. Mr. Formisano has served as Director of the Company since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Board of Integrity Mutual Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company and served on the Board of  Unity Health Insurance Company. The Board of the Company has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD. Mr. Gubman has served as a Director of the Company since 2011 and chairperson of the Valuation Committee since 2012. He has also served as a Board member of other funds in the Wilshire funds complex since 2011. Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001 to 2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader: Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman has served as Chair of the Publications Committee, of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Suanne K. Luhn. Ms. Luhn has served as Director of the Company since 2008. She also has served as a board member of other funds in the Wilshire funds complex since 2008. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983 to 1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

George J. Zock. Mr. Zock has served as Director of the Company and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003.  Mr. Zock has served as a Director for Armed Forces Insurance Exchange from 2013 to present.

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Leadership Structure

The Company’s Board of Directors manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s Chief Compliance Officer. The Board is comprised of five Directors, all of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established four standing committees. The Audit Committee is responsible for monitoring the funds’ accounting policies, financial reporting and internal control system; monitoring the work of the funds’ independent accountants and providing an open avenue of communication among the independent accountants, fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Funds and the performance of the Adviser and subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the funds in the fund complex.

Risk Oversight

Consistent with its responsibility for oversight of the Company and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.

The Board requires senior officers of the Company, including the President, Treasurer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Funds and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Funds as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

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Committees

The Board has four standing committees—an Audit Committee, a Nominating Committee, an Investment Committee, and a Valuation Committee.

The Audit Committee held three meetings in 2013. The current members of the Audit Committee, all of whom are Independent Directors, include Messrs. Formisano (chairperson), Gubman and Zock.

The Nominating Committee held four meetings in 2013. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Nominating Committee.

The Investment Committee held four meetings in 2013. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Cannella (chairperson), Mr. Gubman and Ms. Luhn.

The Valuation Committee held four meetings in 2013. The current members of the Valuation Committee, all of whom are Independent Directors, include Mr. Gubman (chairperson) and Ms. Cannella. Messrs. Formisano and Zock and Ms. Luhn serve as alternates.

Directors’ Holdings of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2013, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Company

Name of Director	Dollar Range of Equity Securities in the Index Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Margaret M. Cannella	None	None
Roger A. Formisano	None	None
Edward Gubman	None	None
Suanne K. Luhn	None	$10,001 – 50,000
George J. Zock	$10,001 – 50,000	$10,001 – 50,000

As of April 4, 2014, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of the Horace Mann class of the Fund.

Compensation

The Company and the Trust together pay each Independent Director an annual retainer of $18,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000 and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2013. The Company does not compensate any of the officers.

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Trustee	Aggregate Compensation From the Company	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex*
Margaret M. Cannella	$17,027	N/A	N/A	$34,333
Roger A. Formisano	$17,337	N/A	N/A	$35,000
Edward Gubman	$16,871	N/A	N/A	$34,000
Suanne K. Luhn	$17,337	N/A	N/A	$35,000
George J. Zock	$22,826	N/A	N/A	$46,000

*
This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Horace Mann Class Shares of the Fund as of April 4, 2014. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Shareholders	Percentage Owned
Harry H. Bearse	9.77%
42747 Matthew Dr.
Sterling Heights, MI 48313-2656

Peter G. Yelick	10.73%
13755 Halleck Dr.
Sterling Heights, MI 48313-4235

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002, as amended December 31, 2011 (the “Advisory Agreement”). Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of Wilshire. Los Angeles Capital is the subadviser to the Fund pursuant to a subadvisory agreement between Wilshire and Los Angeles Capital dated April 1, 2002, as amended (the “Subadvisory Agreement”), subject to the supervision of the Board and Wilshire.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Fund on the first $1 billion and 0.07% thereafter. All advisory fees are accrued daily. For the fiscal years ended December 31, 2011, 2012, and 2013, the advisory fees for the Fund paid to Wilshire, and the corresponding percentages of average net assets, were as follows:

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	Advisory Fee Paid	% of Average Net Assets
2011	$160,411	0.10%
2012	$160,525	0.10%
2013	$180,642	0.10%

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board one or more subadvisers to manage the Fund or portions thereof.

Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Board, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Subadvisory Agreement and Fees

Under the Subadvisory Agreement, the fees payable to Los Angeles Capital with respect to the Fund will be paid exclusively by Wilshire and not directly by the stockholders of the Fund. For the fiscal years ended December 31, type of accounts 2011, 2012, and 2013, the subadvisory fees paid to Los Angeles Capital by Wilshire with respect to the Fund, and the corresponding percentages of net assets, were as follows:

	Subadvisory Fee Paid	% of Average Net Assets
2011	$73,830	0.05%
2012	$64,386	0.04%
2013	$72,082	0.04%

Los Angeles Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other subadvisers with respect to any portion of the assets of the Fund other than the portion to be managed by Los Angeles Capital.

Los Angeles Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Los Angeles Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. Los Angeles Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by Los Angeles Capital to Wilshire or the Fund. Any claim or controversy arising out of or relating to the Subadvisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

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The Subadvisory Agreement will continue in effect unless sooner terminated as provided in the Subadvisory Agreement, so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Los Angeles Capital

Los Angeles Capital manages the Fund. Los Angeles Capital is a corporation wholly owned by working principals. Los Angeles Capital is primarily owned by Thomas D. Stevens, Hal W. Reynolds, Stuart K. Matsuda and David R. Borger. Thomas D. Stevens, CFA-Chairman and President, Principal; Hal W. Reynolds, CFA-Chief Investment Officer, Principal; and Daniel E. Allen, CFA-Director of Global Equities, Principal, are the senior portfolio managers for the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Mr. Stevens, Mr. Reynolds, and Mr. Allen, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2013.

Thomas D. Stevens, CFA; Hal W. Reynolds, CFA; and Daniel E. Allen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Registered Investment Companies	12	$3,363	1	$1,790
Other Pooled Investment Vehicles	13	$3,654	3	$1,975
Other Accounts	28	$8,680	6	$6,013

As of December 31, 2013, Los Angeles Capital managed 54 portfolios against 23 different benchmarks. Although certain of Los Angeles Capital’s accounts may have common benchmarks, the accounts typically have different risk profiles, cost budgets, or alpha targets, which result in differing investment portfolios.

Conflicts of Interest

Los Angeles Capital has adopted policies and procedures with respect to the disclosure of information about securities in the fund’s portfolio that it believes address the potential for conflicts of interest between the fund, the firm and an underwriter of the fund. These policies include prohibitions on disclosure of client/fund holdings and prohibitions on using knowledge about pending or currently considered securities transactions for personal gain. As part of the testing of these policies, the firm requires employees to obtain pre-clearance of purchases and sales of securities from members of both the Trading and Compliance Departments.

Los Angeles Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts of interests associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly. Potential issues could involve an allocation of securities among multiple client accounts, use of information regarding the timing

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of trades, allocations of securities between client accounts and proprietary accounts, and differences in fees among client accounts that could impact investment professionals’ compensation. Los Angeles Capital believes that its policies and procedures are reasonably designed to address these issues.

Compensation

Los Angeles Capital’s portfolio managers participate in a competitive compensation program. Total compensation includes a base salary fixed from year to year and a variable performance bonus to reflect the individual’s contributions to the firm and Los Angeles Capital’s business as a whole. In addition, portfolio managers may participate in the firm’s profit sharing plan at the level generally offered to similarly situated employees of the firm, and if a shareholder of the firm, receive a percentage of the firm’s overall profits. Los Angeles Capital’s portfolio manager compensation is not tied to fund performance.

As of December 31, 2013 Messrs. Stevens, Reynolds and Allen did not own shares of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Fund approved such operation on March 29, 2002); (2) the portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.

Service Agreements

Administrator. The Company has entered into an Administration Agreement, dated May 30, 2008, with SEI Investments Global Funds Services (“SEI” or “Administrator”), a Delaware statutory trust. SEI is located at One Freedom Valley Drive, Oaks, PA 19456 and is an affiliate of the Distributor. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in

18

the Administrator. SEI Investment Management Corporation, and its subsidiaries and affiliates, including the Administrator, are leading providers of portfolio evaluation services, fund accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Under the Administration Agreement, the Administrator provides the Company with portfolio accounting services, administration services and certain other services as may be required by the Company. The Administrator prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice. The Administrator is paid an asset based fee for these services, subject to certain minimums.

The following table describes the administration fees paid by the Company to SEI for the years ended December 31, 2011, December 31, 2012, and December 31, 2013:

Administration Fees
December 31, 2011	$112,287
December 31, 2012	$112,367
December 31, 2013	$126,449

Expenses

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by SEI, Wilshire or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of SEI, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of the Fund.

Distributor. Pursuant to a Distribution Agreement dated May 30, 2008, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor (the “Distributor”) for the continuous offering of shares of the Company and acts as agent of the Fund in the sale of its shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to the Fund at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to the Fund may be by vote of a majority of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to the Fund

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to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.

For the fiscal years ended December 31, 2011, December 31, 2012, and December 31, 2013, the Distributor received the following in distribution fees from the Fund:

Distribution Fees
December 31, 2011	$267,304
December 31, 2012	$262,935
December 31, 2013	$304,099

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class Shares of the Fund by vote of the majority of both (a) the Board and (b) the Independent Directors in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Horace Mann Class Shares of the Fund reimburses the Distributor for its shareholder services and distribution expenses (the “Distribution Fee”) at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class Shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to a Dealer Agreement between the Distributor and Horace Mann Investors, Inc., the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class Shares for providing distribution and services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Board and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. The Plan may be terminated at any time with respect to the Horace Mann Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class Shares of the Fund. Amounts spent on behalf of the Horace Mann Class Shares of the Fund pursuant to such Plan during the fiscal year ended December 31, 2013, are set forth below.

	Printing	Compensation to Brokers-Dealers	Compensation to Sales Personnel	Other	Total
2013	$0	$4,388	$0	$0	$4,388

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Custodian

Northern Trust Company (“Northern Trust”), 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian of the assets of the Fund. Under the Custody Agreement, Northern Trust maintains the Fund’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.
Transfer Agent

DST Systems, Inc. (“DST”), 333 W. 11th Street, Kansas City, MO 64105, serves as the Company’s transfer agent and dividend disbursing agent.

Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board has adopted a joint Code of Ethics for the Company and Wilshire (the “Code”) pursuant to Rule 17j-1 under the 1940 Act. The Code restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Los Angeles Capital has adopted a code of ethics under Rule 17j-1 under the 1940 Act. This code permits personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

Los Angeles Capital has been delegated the responsibility for voting the Fund’s proxies pursuant to the subadvisory agreement. Los Angeles Capital votes proxies according to proxy voting policies, which are described below. Wilshire monitors Los Angeles Capital’s compliance with its stated policies and reports to the Board annually on any proxies that were not voted in accordance with Los Angeles Capital’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or Los Angeles Capital voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

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Certain information regarding the proxy voting policies of Los Angeles Capital is summarized below.

Los Angeles Capital

Los Angeles Capital’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of its clients. The process includes use of an independent voting agent who provides proxy analysis, internal research and use of independent research from consultants. The Firm has a voting policy but ultimately retains the right to cast each vote on a case-by-case basis. The process also takes into account any restrictions imposed by the fund. The firm’s Proxy Committee oversees the proxy process and is responsible for identifying any conflicts of interest.

PORTFOLIO TRANSACTIONS

Los Angeles Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund. In this capacity, Los Angeles Capital allocates portfolio transactions among broker-dealers in the best judgment of Los Angeles Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to Los Angeles Capital. Information so received is in addition to and not in lieu of services required to be performed by Los Angeles Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to Los Angeles Capital in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Los Angeles Capital in carrying out its obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Los Angeles Capital has procedures in place to monitor best execution. Los Angeles Capital and Wilshire do not consider the sale of Fund shares in selecting brokers to effect Fund transactions.

Although Los Angeles Capital makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts.

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to the subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which the subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund. For the fiscal year ended December 31, 2013, at Wilshire’s request, the Company’s subadviser directed approximately $3,920,160 of transactions to implement a brokerage commission recapture program. These transactions generated $994.23 in commissions of which approximately $447.69 was retained by the Distributor and $331.57 was returned to the Fund to offset Fund operating expenses.

Fund turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, Los Angeles Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the optimum stratified sampling portfolio.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Fund paid total brokerage commissions of $17,702, $5,128 and $4,280 respectively.

As of December 31, 2013, the Fund held the following securities of its regular brokers or dealers as follows:

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Brokers or Dealers	Market Value
JP Morgan Chase Bank	$2,382,124
Citigroup	$1,694,357
Goldman Sachs	$759,204.58
Morgan Stanley	$484,512
Bank of New York Mellon	$416,204.22
State Street Corp	$366,216

To the extent directed by management of the Fund in writing, the Adviser will direct or suggest to the subadviser to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to the Adviser for the purpose of providing direct benefits to the Fund, subject to subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices, than those which a subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

NET ASSET VALUE

The NAV per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.

The Fund sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on the National Association of Securities Dealers Automated Quotation “NASDAQ” System) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Company, or the Company’s Valuation Committee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

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PURCHASE AND REDEMPTION OF SHARES

The following information supplements and should be read in conjunction with the sections in the prospectus entitled “How to Purchase Fund Shares” and “How to Sell Fund Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact DST. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes on the securities that are used for such a payment.

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. DST has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. DST may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences. Investors are therefore advised to consult their tax advisers before making an investment decision.

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The following information supplements and should be read in conjunction with the sections in the prospectus entitled “Dividend and Distribution Information” and “Federal Income Tax Information”. For a discussion of the impact on Contract Owners of taxes an Insurer may owe as a result of its ownership of Horace Mann Class Shares of the Fund, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to the Contract disclosure document.

Regulated Investment Company

The Company’s management believes that the Fund qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “IRC”), for the fiscal year ended December 31, 2013 and intends to meet the same qualifications for the fiscal year ending December 31, 2014. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the IRC. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the IRC requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

Because the Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.

The Fund generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

Dividends paid by the Fund from ordinary income and distributions of the Fund’s net realized short-term capital gains are generally taxable for federal income tax purposes to its shareholders as ordinary income. Certain distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other non-corporate shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Fund is derived from certain qualifying dividends. Dividend income earned by the Fund will be so eligible only if the Fund has satisfied certain holding period and other requirements. In addition, the shareholder must meet certain holding period and other requirements with respect to his or her

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Fund shares. After the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.

Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to the Fund’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual and other non-corporate shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such dividends or distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other shares of the Fund or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the IRC.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.

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Under Section 1256 of the IRC, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the IRC, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the Internal Revenue Service (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

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To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Funds’ investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that the Fund’s net investment income will be reduced by the foreign taxes paid by the Fund and the Fund’s shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Other Tax Information

The Fund may be required to withhold for U.S. federal income taxes 28% of all distributions and redemption proceeds payable to shareholders who fail to provide the Company with their correct taxpayer identification number or make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states, which have income tax laws, the tax treatment of the Company and of shareholders of the Fund, including Insurers, may differ from federal income tax treatment. Distributions to Insurers may be subject to additional state and local taxes.

The foregoing discussion relates solely to U.S. federal income tax laws as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty.) However, effective for taxable years of the Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

This exemption from withholding for short-term gain and interest-related dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption or what the terms of any such extension would be, including whether such extension would have retroactive effect.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends an distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. The Fund may disclose the information that it received from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect tho the investor’s own situation, including investment through an intermediary.

The foregoing is only a summary of certain federal income tax rules affecting the Fund and its investors. Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

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Capital Loss Carry Forwards

At December 31, 2013, the Fund had available for federal income tax purposes unused capital losses as follows:

Expiring December 31,
2016	2017	2018
$6,282,262	$30,139,484	$2,464

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), the Fund will generally be able to carry forward such capital losses indefinitely. The Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six portfolios—Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund and Wilshire International Equity Fund — each of which has several classes of shares. Prior to April 14, 2009, the Wilshire 5000 IndexSM Fund was named the Dow Jones Wilshire 5000 IndexSM Portfolio and prior to April 2, 2013, the Wilshire International Equity Fund was named the Wilshire Large Cap Core Plus Fund. The title of each class of each portfolio is as follows:

Large Company Growth Portfolio:
Large Company Growth Portfolio – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:
Large Company Value Portfolio – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares

Wilshire 5000 IndexSM Fund:
Wilshire 5000 IndexSM Fund – Investment Class Shares
Wilshire 5000 IndexSM Fund – Institutional Class Shares
Wilshire 5000 IndexSM Fund – Horace Mann Class of Shares
Wilshire 5000 IndexSM Fund – Qualified Class of Shares

Small Company Growth Portfolio:
Small Company Growth Portfolio – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares

Wilshire International Equity Fund:
Wilshire International Equity Fund – Investment Class Shares
Wilshire International Equity Fund – Institutional Class Shares

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Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation.

Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of Rule 18f-2. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual reports that include the Fund’s financial statements to all its shareholders.

FINANCIAL STATEMENTS

The Company’s audited financial statements for the Fund contained in its annual report for the fiscal year ended December 31, 2013 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, whose report thereon appears in such annual report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

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WILSHIRE MUTUAL FUNDS, INC.

PART C—OTHER INFORMATION

Item 28.	Exhibits:

(a)	(1)
Articles of Incorporation dated July 30, 1992 are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).

	(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 3.
	(3)
Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 (“Post-Effective Amendment No. 8”).

	(4)
Articles of Amendment dated May 31, 1996 to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 8.

	(5)
Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

	(6)
Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998.

	(7)
Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

	(8)
Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004.

	(9)
Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the Wilshire Large Cap Core 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

	(10)
Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 32”).

Item 28.	Exhibits:

(11)
Articles Supplementary dated February 13, 2008 establishing and classifying shares of the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-14 which was filed on February 19, 2008 (“Post-Effective Amendment No. 33”).

(12)
Articles Supplementary dated March 5, 2009 liquidating the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A which was filed on April 30, 2009 (“Post-Effective Amendment No. 44”).

	(13)	Articles of Amendment dated April 28, 2009 amending the name of the Index Fund are incorporated by reference to Post-Effective Amendment No. 44.
(14)
Articles of Amendment changing the name of the Wilshire Large Cap Core 130/30 Fund to the Wilshire Large Cap Core Plus Fund dated April 15, 2011 incorporated by reference to Post-Effective Amendment No. 47

(15)
Articles of Amendment changing the name of the Wilshire Large Cap Core Plus Fund to the Wilshire International Equity Fund dated April 2, 2013 incorporated by reference to Post-Effective Amendment No.54

(b)	(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Post-Effective Amendment No. 3.
(2)
Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996.

(3)
Amended By-Laws dated February 24, 2005 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on May 1, 2006 (“Post-Effective Amendment No. 27”).

	(4)	Amended By-Laws dated June 20, 2005 are incorporated by reference to Post-Effective Amendment No. 27.
	(5)	Amended By-Laws dated March 4, 2011 are incorporated by reference to Post-Effective Amendment No. 47.
(c)		Not Applicable
(d)	(1)
Investment Advisory Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 (“Post-Effective Amendment No. 22”).

	(2)	Notice relating to Investment Advisory Agreement adding the Wilshire Large Cap Core 130/30 Fund is incorporated by reference to Post-Effective Amendment No. 32.
(3)
Amendment to Investment Advisory Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated December 31, 2011 is incorporated by reference to Post-Effective Amendment No. 49.

Item 28.	Exhibits:

(3)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated by reference to Post-Effective Amendment No. 22.

(4)
Amendment No. 1 dated April 25, 2003 to Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to the Registration Statement on Form N-1A, which was filed on April 30, 2010 (“Post-Effective Amendment No. 46”).

(5)
Amendment No. 2 dated September 1, 2011 to the Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

(6)
Amendment No. 4 effective April 1 2013 to the Investment Sub-Advisory Agreement with Los Angeles Capital Management & Equity Research, Inc. is incorporated by reference to Post-Effective Amendment No. 54.

(7)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management Company, LLC dated November 13, 2007 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, which was filed on April 30, 2008 (“Post-Effective Amendment No. 35”).

(8)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. is incorporated by reference to Post-Effective Amendment No. 28.

Item 28.	Exhibits:

	(10)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Ranger Investment Management, L.P. dated September 19, 2007 is incorporated by reference to Post-Effective Amendment No. 46.

	(11)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Systematic Financial Management, L.P. dated September 19, 2007 is incorporated by reference to Post-Effective Amendment No. 46.

	(12)
Amendment to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Systematic Financial Management, L.P. dated September 1, 2011 is incorporated by reference to Post-Effective Amendment No. 49.

	(13)
Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Cornerstone Capital Management LLC dated January 11, 2013 is incorporated by reference to Post-Effective Amendment No. 51.

	(15)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Thomas White International Ltd dated April 1, 2013 is incorporated by reference to Post-Effective Amendment No. 54.
	(16)
Amendment No. 1 to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and NWQ Investment Management LLC dated February 26, 2013 is incorporated by reference to Post-Effective Amendment No. 54.

	(17)
Amendment No. 1 to Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Pzena Investment Management, LLC dated February 28, 2013 is incorporated by reference to Post-Effective Amendment No. 54.

	(18)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and WCM Investment Management dated August 23, 2013 is filed herein.
	(19)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. dated August 1, 2013 is filed herein
(e)	(1)
Distribution Agreement between Wilshire Mutual Funds, Inc. and SEI Investments Distribution Co., dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-IA which was filed on July 1, 2008 (“Post-Effective Amendment No. 42”).

(f)		Not Applicable.
(g)	(1)	Custody Agreement between Wilshire Mutual Funds, Inc. and The Northern Trust Company (“NTC”) dated June 10, 2011 is incorporated by reference to Post-Effective Amendment No. 49.
	(2)	Special Custody Account Control Agreement between Wilshire Mutual Funds, Inc. and The Northern Trust Company dated June 10, 2011 is incorporated by reference to Post-Effective Amendment No. 49.
(h)	(1)	Administration Agreement with SEI Investments Global Funds Services, dated May 30, 2008 is incorporated by reference to Post-Effective Amendment No. 42.

Item 28.	Exhibits:

	(2)	Amendment to Administration Agreement with SEI Investments Global Funds Services dated March 1, 2011 is incorporated by reference to Post-Effective Amendment No. 49.
	(3)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc. on behalf of the Wilshire International Equity Fund, dated May 1, 2014 is filed herein.
(4)
Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc., on behalf of the Small Company Growth Portfolio and Small Company Value Portfolio, effective May 1, 2014 is filed herein.

(i)		Opinion and Consent of Counsel is filed herein.
(j)		Consent of independent registered public accountant is filed herein.
(k)		Not Applicable.
(l)
Purchase Agreement between Wilshire Mutual Funds, Inc. and Wilshire Associates Incorporated dated November 6, 1998 relating to the Dow Jones Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A which was filed on November 25, 1998.

(m)	(1)	Amended Service and Distribution Plan under Rule 12b-1, for Investment Class shares is incorporated by reference to Post-Effective Amendment No. 44.
	(2)	Amended Service and Distribution Plan under Rule 12b-1, for Qualified Class shares is incorporated by reference to Post-Effective Amendment No. 44.
	(3)	Amended Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares is incorporated by reference to Post-Effective Amendment No. 44.
(n)		Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated by reference to Post-Effective Amendment No. 16.
(o)		Reserved.
(p)	(1)	Amended Code of Ethics of Los Angeles Capital Management & Equity Research, Inc. is filed herein.
	(2)	Amended Code of Ethics of NWQ Investment Management Company, LLC is incorporated by reference to Post-Effective Amendment No. 54.
	(3)	Code of Ethics of Pzena Investment Management, LLC is incorporated by reference to Post Effective Amendment No. 35.
	(4)	Amended Code of Ethics of Systematic Financial Management, LP is filed herein.

Item 28.	Exhibits:

	(8)	Amended Code of Ethics of Cornerstone Capital Management, Inc. is filed herein.
	(9)	Amended Code of Ethics of Wilshire Associates Incorporated is incorporated by reference to Post-Effective Amendment No. 49.
	(10)	Amended Code of Ethics of Victory Capital Management Inc. is filed herein.
	(12)	Amended Code of Ethics of Thomas White International Ltd. is filed herein.
	(13)	Amended Code of Ethics of Ranger Investment Management L.P. is filed herein.
(q)	(1)	Powers of Attorney for Roger A. Formisano and Suanne K. Luhn are is incorporated by reference to Post-Effective Amendment No. 49.
	(2)	Powers of Attorney for Margaret M Cannella, Edward Gubman and George Zock are incorporated by reference to Post-Effective Amendment No. 51.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to Post-Effective Amendment No. 42.

Item 31.	Business and Other Connections of Investment Adviser

The list required by this Item 31 of officers and directors of Wilshire Associates Incorporated, Cornerstone Capital Management LLC, Los Angeles Capital Management and Equity Research, Inc., NWQ Investment Management Company, LLC, Pzena Investment Management, LLC, Inc., Ranger Investment Management, L.P., Santa Barbara Asset Management, LLC, Systematic Financial Management, L.P., Thomas White International Ltd., WCM Investment Management and Victory Capital Management Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

Wilshire Associates Incorporated

Name and Position with Wilshire	Name of Company and/or Principal Business Other Than Wilshire	Capacity
Dennis Anthony Tito, Director and Chief Executive Officer	—	—
Cecilia Infee Loo, Managing Director	—	—
Julia Kathleen Bonafede, Senior Managing Director	—	—
Jeffrey L. Ennis, Senior Managing Director	—	—
William G. Bensur, Jr., Senior Managing Director	—	—
Peter G. Matheos, Senior Managing Director	—	—
David L. Hall, Senior Managing Director	—	—
John Hindman, Chief Financial Officer	—	—
Kevin Nee, President	—	—

Cornerstone Capital Management LLC (“Cornerstone”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Cornerstone is 3600 Minnesota Drive, Suite 70 Edina, MN 55435. Cornerstone is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Cornerstone is as follows:

Name and Position with Cornerstone	Name and Address of Company and/or Principal Business Other Than Cornerstone	Capacity
Andrew S. Wyatt, CEO	—	—
Thomas G. Kamp, President	—	—
William C. Daniels, Senior Vice President	—	—
Thom C. Berkowitz, Senior Vice President	—	—
Loren R. Kix, Senior Vice President	—	—
Paul R. Roach, Vice President	—	—
Thomas M. Paulson, Vice President	—	—
Ajaykumar P. Kasargod, Vice President	—	—
Chad E. Klatt, Vice President	—	—
Adam J. Freeman, Vice President	—	—
Robert J. Turkington, Vice President	—	—

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Los Angeles Capital is 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025.  Los Angeles Capital is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Los Angeles Capital is as follows:

Name and Position with Los Angeles Capital	Name and Address of Company and/or Principal Business Other Than Los Angeles Capital	Capacity
Thomas D. Stevens, CFA Chairman, Principal	Los Angeles Capital Global Funds PLC and ISI Strategy Fund	Director (Los Angeles Capital Global Funds PLC), Vice President (ISI Strategy Fund)
Hal W. Reynolds, CFA Chief Investment Officer, Principal	—	—
David R. Borger,CFA Director of Research, Principal	—	—
Stuart K. Matsuda Director of Trading, Principal	—	—
Daniel E. Allen, CFA Director of Global Equities, Principal	Los Angeles Capital Global Funds PLC	Director
Jennifer E. Reynolds, IACCP® Chief Compliance Officer and CFO, Principal	—	—

NWQ Investment Management Company, LLC (“NWQ”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067. NWQ is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of NWQ is as follows:

Name and Position with NWQ	Name and Address of Company and/or Principal Business Other Than NWQ	Capacity
Jon D. Bosse, Co-President, Chief Investment Officer and Managing Director	—	—
John Conlin, Co-President and Chief Operating Officer	Pope Resources Limited—19245 Tenth Ave. Poulsbo, WA 98370	Director
	University of Michigan—Ann Arbor, MI 48109	Board of Advisors
	University of Rochester—Rochester, NY 14627	Endowment Investment Committee
	Victory Park Capital—222 W Adams St Chicago, IL 60606	Board of Advisors
Avi M. Mizrachi, Managing Director, Chief Compliance Officer, General Counsel and Assistant Secretary	—	—
Kirk A. Allen, Managing Director	—	—
Craig “Chip” O. Bailey Jr. Managing Director	—	—
Phyllis G. Thomas, Managing Director	—	—
George P. Webb Managing Director	—	—
Jamshaud Zovein Managing Director	—	—
John L. MacCarthy, Vice President and Secretary	—	—
Scott S. Grace, Vice President and Treasurer	—	—
Sherri A. Hlavacek, Vice President and Controller	—	—
Stuart J. Cohen, Vice President and Assistant Secretary	—	—
Daniel Carey Vice President and Assistant Secretary	—	—
Kevin J. McCarthy, Vice President and Assistant Secretary
Gifford R. Zimmerman, Vice President and Assistant Secretary
Darcy A. Gratz, Vice President
Timothy N. Kafesjian, Vice President
Patrick M. Schloss, Vice President	—	—

Pzena Investment Management, LLC (“Pzena”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036. Pzena is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Pzena is as follows:

Name and Position with Pzena	Name and Address of Company and/or Principal Business Other Than Pzena	Capacity
Richard S. Pzena, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer	Pzena Investment Management, Inc.	Executive Officer and Chairman, Board of Directors
John P. Goetz, Managing Principal and Co-Chief Investment Officer	Pzena Investment Management, Inc.	Executive Officer
William L. Lipsey, Managing Principal and Head of Marketing and Client Services	Pzena Investment Management, Inc.	Executive Officer
Gary Bachman Chief Financial Officer	Pzena Investment Management, Inc.	Executive Officer
Michael Peterson, Managing Principal and Portfolio Manager	—	—
Antonio DeSpirito Managing Principal and Portfolio Manager	—	—
Benjamin Silver, Co-Director of Research and Portfolio Manager	—	—
Joan Berger, General Counsel and Chief Compliance Officer	—	—
Manoj Tandon, Co-Director of Research and Portfolio Manager	—	—

Ranger Investment Management, L.P. (“Ranger”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Ranger is 2828 N. Harwood Street, Suite 1600, Dallas, TX 75201. Ranger is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Ranger is as follows:

Name and Position with Ranger	Name and Address of Company and/or Principal Business Other Than Ranger	Capacity
W. Conrad Doenges, Principal, Portfolio Manager	—	—
K. Scott Canon, Principal, President	Ranger Capital Group Holdings, L.P.	Principal, President
Jay Thompson, Principal, Chief Operating Officer/Chief Financial Officer	Ranger Capital Group Holdings, L.P.	Principal, Chief Operating Officer/Chief Financial Officer
Nim Hacker, Principal, General Counsel	Ranger Capital Group Holdings, L.P.	Principal, General Counsel
Tom Burson, Chief Compliance Officer	Ranger Capital Group Holdings, L.P.	Chief Compliance Officer
Jason Elliot, Managing Member of Ranger Capital Group, LLC	Ranger Capital Group, LLC	Managing Member

Systematic Financial Management, L.P. (“Systematic”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Systematic is 300 Frank W. Burr Boulevard Glenpointe East, 7th Floor, Teaneck, NJ 07666. Systematic is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Systematic is as follows:

Name and Position with Systematic	Name and Address of Company and/or Principal Business Other Than Systematic	Capacity
D. Kevin McCreesh, CFA Chief Investment Officer, Portfolio Manager, Managing Partner	—	—
Ronald Mushock,CFA Senior Portfolio Manager, Managing Partner	—	—
Kenneth Burgess, CFA Senior Portfolio Manager, Managing Partner	—	—

Gregory B. Wood Head Trader, Managing Partner	—	—
Karen Kohler Chief Operating Office, Chief Compliance Officer, Managing Partner	—	—
Eoin Middugh,CFA Portfolio Manager, Managing Partner	—	—
Joseph Sharma,CFA Portfolio Manager, Partner	—	—
Aman Patel, CFA Research Analyst, Partner	—	—
Roger H. Chang Vice President, Senior Equity Trader, Partner	—	—
James V. Wallerius, Senior Vice President Marketing & Client Service, Partner	—	—

Thomas White International, Ltd. (“Thomas White”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Thomas White is 440 S. LaSalle Street, Suite 3900, Chicago, Illinois. Thomas White is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Thomas White is as follows:

Name and Position with Thomas White	Name of Company and/or Principal Business Other Than Thomas White	Capacity
Thomas S. White, Jr., Chairman, Director, President and Treasurer	—	—
Douglas M. Jackman, CFA, Executive Vice President and Secretary	—	—
Wei Li, Ph.D., CFA, Executive Vice President	—	—
Stathy Manos White, Director and Executive Vice President	—	—
David M. Sullivan II, Senior Vice President	—	—
J. Ryan Conner, Vice President	—	—
Joseph K. White, Director

Victory Capital Management Inc. (“Victory)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of Victory is 2900 Tiedeman Road Brooklyn, OH 44141. Victory is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Victory is as follows:

Name and Position with Victory	Name and Address of Company and/or Principal Business Other Than Victory	Capacity
David C. Brown, Co-Chief Executive Officer, Chairman	—	—
Chris Ohmacht, CFA President, Director	—	—
Michael D. Policarpo, II Chief Financial Officer, Treasurer, Director	—	—
Gregory J. Ewald Chief Legal Officer, Secretary, Director	—	—

WCM Investment Management (“WCM”)

Set forth is information as to any business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two fiscal years. The principal business address of WCM is 281 Brooks Street Laguna Beach, CA 92651 . WCM is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of WCM is as follows:

Name and Position with WCM	Name of Company and/or Principal Business Other Than WCM	Capacity
Paul Black President, Co-Chief Executive Officer	__	__
Kurt Winrich Chairman, Co-Chief Executive Officer	__	__
Sloan Payne Portfolio Manager Small Cap Value	__	__
Jim Owens Vice President, Senior Portfolio Manager	__	__
Pete Hunkel Portfolio Manager & Business Analyst	__	__
Mike Trigg Portfolio Manager & Business Analyst	__	__
David Brewer Chief Operating Officer, Chief Compliance Officer	__	__

Item 32.	Principal Underwriters:

(a)        SEI Investments Distribution Co. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011

New Covenant Funds	March 30, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
Krane Shares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	February 20, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)        Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B.  Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President	—

(c)	Not applicable

Item 33.	Location of Accounts and Records

1.	SEI Investments Global Fund Services One Freedom Valley Drive Oaks, Pennsylvania 19456 (records relating to its function as fund accountant and administrator)
2.	SEI Investment Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456 (records relating to its functions as distributor)
3.	DST Systems, Inc. 333 W. 11th Street Kansas City, MO 64105 (records relating to its functions as transfer agent)
4.	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 (records relating to its function as custodian)
5	Wilshire Associates Incorporated 1299 Ocean Avenue Suite 700 Santa Monica, CA 90401 (records relating to its function as investment adviser)
6.	Cornerstone Capital Management LLC 3600 Minnesota Drive, Suite 70 Edina, MN 55435 (records relating to its function as investment sub-adviser)
7.	Los Angeles Capital Management & Equity Research, Inc. 11150 Santa Monica Blvd. Suite 200 Los Angeles, CA 90025 (records relating to its function as investment sub-adviser)
8.	NWQ Investment Management Company, LLC 2049 Century Park East 16th Floor Los Angeles, California 90067
9.	Pzena Investment Management, LLC 120 West 45th Street 20th Floor New York, New York 10036 (records relating to its function as investment sub-adviser)
10.	Ranger Investment Management, L.P. 300 Crescent Court, Suite 1100 Dallas, TX 75201 (records relating to its function as investment sub-adviser)

11.	Systematic Financial Management, L.P. 300 Frank W. Burr Boulevard Glenpointe East 7th Floor Teaneck, NJ 07666 (records relating to its function as investment sub-adviser)
12.	Thomas White International, Ltd. 490 South LaSalle Street, Suite 3900 Chicago, Illinois 60605
13.	Victory Capital Management Inc. 4900 Tiedeman Road Brooklyn, Ohio 44141 (records relating to its function as investment sub-adviser)
14.	WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 56 to the Registration Statement under Rule 485(b) of the Securities Act and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and the State of California, on the 29th day of April, 2014.

WILSHIRE MUTUAL FUNDS, INC.
By:	/s/ Jason A. Schwarz
Jason A. Schwarz, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 56 to the registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date
Margaret M. Cannella* Margaret M. Cannella	Director	April 29, 2014

Roger Formisano* Roger Formisano	Director	April 29, 2014

Edward Gubman* Edward Gubman	Director	April 29, 2014

Suanne K. Luhn* Suanne K. Luhn	Director	April 29, 2014

George J. Zock* George J. Zock	Director	April 29, 2014

/s/ Michael Wauters Michael Wauters	Treasurer	April 29, 2014

/s/ Jason A. Schwarz Jason A. Schwarz	President	April 29, 2014

*By: /s/ Michael Wauters Michael Wauters		April 29, 2014

As Attorney-in-Fact and Agent pursuant to the powers of attorney previously filed or filed herewith.

EXHIBIT INDEX

(d)(18)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and WCM Investment Management dated August 23, 2013
(d)(19)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Victory Capital Management Inc. date August 1, 2013
(h)(3)	Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc on behalf of the Wilshire International Equity Fund dated May 1, 2014
(h)(4)
Expense Limitation Agreement between Wilshire Associates Incorporated and Wilshire Mutual Funds, Inc., on behalf of the Small Company Growth Portfolio and Small Company Value Portfolio dated May 1, 2014

(i)	Opinion and Consent of Counsel.
(j)	Consent of independent registered public accountant.
(p)(1)	Amended Code of Ethics of Los Angeles Capital Management and Equity Research Inc.
(p) (7)	Amended Code of Ethics of Systematic Financial Management, L.P.
(p)(10)	Amended Code of Ethics of Victory Capital Management Inc.
(p)(12)	Amended Code of Ethics of Thomas White International, Ltd.
(p)(13)	Amended Code of Ethics of Ranger Investment Management L.P.